As filed with the Securities and Exchange Commission on July 25, 1997
                        Securities Act File No. 33-89628
                    Investment Company Act File No. 811-8978

                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                         POST-EFFECTIVE AMENDMENT NO. 3

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                                 AMENDMENT NO. 4
                           GRANDVIEW INVESTMENT TRUST
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                            Telephone (919) 972-9922

                               AGENT FOR SERVICE:

                         C. Frank Watson, III, Secretary
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                                 With copies to:
                            M. Guy Brooks, III, Esq.
                            Poyner & Spruill, L.L.P.
                              3600 Glenwood Avenue
                          Raleigh, North Carolina 27612

It is proposed that this filing will become effective:

|X|      Immediately upon filing                              |_|      on                   , 1997 pursuant
         to Rule 485(b), or                                            to Rule 485(b), or

|_|      60 days after filing pursuant                        |_|      on                   , 1997 pursuant
         to Rule 485(a)(1),                                            to Rule 485(a)(1), or

|_|      75 days after filing pursuant                        |_|      on                   , 1997 pursuant
         to Rule 485(a)(2),                                            to Rule 485(a)(2), or

Registrant has registered an indefinite number of shares of Registrant and any series thereof hereinafter created, under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the year ended March 31, 1997 was filed on May 29, 1997.

                                     PART A
                                   PROSPECTUS




                               THE GRANDVIEW FUNDS



                   Series of the GrandViewSM Investment Trust

GrandView Investment Trust (the "Trust") is an open-end, registered management investment company offering two mutual funds described in this Prospectus:
GrandView REIT Index Fund and GrandView Realty Growth Fund (the "Funds"). The GrandView Realty Growth Fund is a non-diversified fund. The Funds' investment adviser is GrandView Advisers, Inc. (the "Adviser").

The Funds are designed to provide an investor with focused investment alternatives within the real estate industry. Each Fund invests primarily in securities of companies in the real estate industry, including real estate investment trusts ("REITs"). The Funds differ in the degree to which they emphasize active or passive account management and employ different policies to achieve their objectives:

GrandView REIT Index Fund seeks to provide investment results that exhibit a high correlation and resemble those of the National Association of Real Estate Investment Trust's ("NAREIT") Total Return Index. The Fund seeks to achieve its objective by investing in the equity securities that compose The GrandView REIT Index, an Index developed and maintained by the Adviser, which currently consists of the equity securities of 60 REITs.

GrandView Realty Growth Fund seeks long-term growth of capital, with current income as a secondary objective, by investing primarily in equity securities of real estate companies.

Mutual fund shares are not deposits or obligations of, or endorsed or guaranteed by, any bank or insured depositary institution, nor are they insured or otherwise protected by the Federal Deposit Insurance Corporation or any other agency. Investments in mutual funds involve investment risk, including possible loss of principal.

This Prospectus sets forth concisely the basic information about the Trust and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing the Funds or by calling
(800) 525-3863. The Statement of Additional Information is incorporated into this Prospectus by reference. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 July 25, 1997

                                TABLE OF CONTENTS



FEE TABLE.......................................................  3

FINANCIAL HIGHLIGHTS............................................  4

ADVANTAGES OF INVESTING.........................................  6

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS................  6

MANAGEMENT OF THE FUNDS......................................... 10

INFORMATION ABOUT FUND SHARES................................... 13
         How to Purchase Shares................................. 13
         Net Asset Value and Pricing of Orders.................. 16
         How to Exchange Shares................................. 16
         How to Redeem Shares................................... 17
         Dividends and Distributions............................ 18
         Tax Matters............................................ 19
         Performance Information................................ 19
         Description of Shares and Voting Rights................ 20

APPENDIX A:  DESCRIPTION OF BOND RATINGS........................ 21

APPENDIX B:  CERTAIN INVESTMENT PRACTICES....................... 24

                                    FEE TABLE


The following table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in a Fund.

                                                                 REIT                 Realty
                                                                 Index                Growth
                                                                 Fund                 Fund

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Charge on Purchases1                               3.00%                 4.50%
  (as a percentage of offering price)
Maximum Sales Charge on
  Reinvestment of Dividends                                       None                 None
Deferred Sales Charge                                             None                 None
Redemption Fee*                                                  1.00% 2               None
  (as a percentage of amount redeemed, if applicable)
Exchange Fee                                                      None                 None

*        The Funds in their  discretion  may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption
         proceeds.   The  Custodian   currently  charges  the  Funds  $7.00  per
         transaction for wiring redemption proceeds.

ANNUAL OPERATING EXPENSES:
(after fee waivers and expense reimbursements)
(as a percentage of average net assets)

Management Fees3                                                 0.00%                 0.00%
12b-1 Fees4                                                      0.25% 4               0.25%
Other Expenses3                                                  0.80%                 1.75%
                                                                 -----                 -----
  Total Operating Expenses3                                      1.05%                 2.00%

1 Reduced for larger purchases. Certain purchases by participants in a "Group Plan" and certain other investors are not subject to an initial sales charge. See "Information About Fund Shares -- How to Purchase Shares."

2 The maximum redemption fee applies to redemptions in the first six months after purchase. These fees are subsequently reduced and after one year are eliminated. See "Information About Fund Shares -- How to Redeem Shares."

3 The "Total Operating Expenses" shown above are based on actual operating expenses incurred by each Fund for the fiscal year ended March 31, 1997, which, after fee waivers and expense reimbursements, were 1.04% and 1.89% of average net assets of the GrandView REIT Index and Realty Growth Funds, respectively, but restated to reflect the expenses anticipated to be incurred by the Funds for the current fiscal year (assuming payment of the 12b-1 fees described under footnote 4 below). Absent such waivers and reimbursements, the percentages for "Management Fees" and "Total Operating Expenses" for the fiscal year ended March 31, 1997 would have been 0.35% and 7.59%, respectively, for the REIT Index Fund and 1.00% and 9.59%, respectively, for the Realty Growth Fund. The Adviser has voluntarily agreed to limit the expenses of each Fund. Under this arrangement, the Adviser will waive management fees and reimburse other operating expenses to the extent needed to limit each Fund's expenses to the percentage of its average net assets shown above as "Total Operating Expenses." This agreement applies for the fiscal year ending March 31, 1998, and there is no assurance that it will be extended after that date.

4 The Trust's Distribution Plan permits the imposition of a 12b-1 fee not to exceed 0.25% of each Fund's net assets. The Trust has not imposed this fee previously with respect to the REIT Index Fund. The Trust intends to begin imposing this fee with respect to the REIT Index Fund, effectively 60 days from the date of this Prospectus.

Example: You would pay the following fees and expenses (including the maximum initial sales charge) on a $1,000 investment in a Fund, assuming a 5% annual return, reinvestment of all dividends and distributions, and constant expenses, with or without redemption at the end of each time period:

  Fund                                        1 Year   3 Years  5 Years 10 Years
  REIT Index Fund                             $40      $ 62     $ 86    $154
  Realty Growth Fund                          $64      $105     $148    $267

The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

For further information regarding investment advisory fees, 12b-1 fees and other expenses of the Funds, see "Management of the Funds -- Adviser," "Management of the Funds -- Distributor" and "Information about Fund Shares--How to Purchase Shares."

                              FINANCIAL HIGHLIGHTS

The financial data included in the tables below has been derived from audited financial statements of the Funds. The financial data for the fiscal year ended March 31, 1997, and for the period from July 3, 1995 (commencement of operations) to March 31, 1996, has been derived from financial statements audited by KPMG Peat Marwick LLP, independent auditors, whose reports covering such periods are included in the Statement of Additional Information. The information in the tables below should be read in conjunction with each Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds at (800) 525-3863. Further information about the performance of the Funds is contained in the Annual Report of the Funds, a copy of which may be obtained at no charge by calling the Funds.

                            GRANDVIEW REIT INDEX FUND

                 (For a Share Outstanding Throughout the Period)

                                                                                 Year Ended                 Period Ended
                                                                               March 31, 1997             March 31, 1996(a)
Net asset value, beginning of period                                               $10.21                      $10.00
     Income from investment operations
                Net investment income                                                0.50                        0.33
                Net realized and unrealized gain on investments                      2.38                        0.32
                                                                                     ----                        ----
                     Total from investment operations                                2.88                        0.65
                                                                                     ----                        ----

     Distributions to shareholders from
                Net investment income                                               (0.50)                      (0.33)
                Tax return of capital                                               (0.05)                       0.00
                Net realized gain from investment transactions                      (0.01)                      (0.11)
                                                                                    -----                       -----

                     Total distributions                                            (0.56)                      (0.44)
                                                                                    -----                       -----

Net asset value, end of period                                                      $12.53                     $10.21
                                                                                    ======                     ======

Total return (b)                                                                     28.85%                     6.40%
                                                                                     =====                      ====

Ratios/supplemental data
     Net assets, end of period                                                   $1,467,098                    $252,793
                                                                                 ==========                    ========

     Ratio of expenses to average net assets
                Before expense reimbursements and waived fees                         7.59%                    20.63%(c)
                After expense reimbursements and waived fees                          1.04%                     1.05%(c)


     Ratio of net investment income (loss) to average net assets
                Before expense reimbursements and waived fees                        (2.16)%                  (13.66)%(c)
                After expense reimbursements and waived fees                          4.38%                     5.86%(c)
     Portfolio turnover rate                                                         23.38%                    47.46%
     Average commission rate paid (d)                                                $0.0698

                          GRANDVIEW REALTY GROWTH FUND

                 (For a Share Outstanding Throughout the Period)

                                                                                 Year Ended                 Period Ended
                                                                               March 31, 1997             March 31, 1996(a)

Net asset value, beginning of period                                                $10.09                     $10.00
     Income from investment operations
                Net investment income                                                 0.33                       0.20
                Net realized and unrealized gain on investments                       4.14                       0.36
                                                                                      ----                       ----

                     Total from investment operations                                 4.47                       0.56
                                                                                      ----                       ----

     Distributions to shareholders from
                Net investment income                                                (0.33)                     (0.20)
                Net realized gain from investment transactions                       (1.53)                     (0.22)
                Tax return of capital                                                (0.01)                     (0.05)
                                                                                     -----                      -----

                     Total distributions                                             (1.87)                     (0.47)
                                                                                     -----                      -----

Net asset value, end of period                                                       $12.69                    $10.09
                                                                                     ======                    ======

Total return (b)                                                                      45.12%                     5.70%
                                                                                      =====                      ====

Ratios/supplemental data
     Net assets, end of period                                                    $1,158,023                  $182,022

     Ratio of expenses to average net assets
                Before expense reimbursements and waived fees                          9.59%                    31.34%(c)
                After expense reimbursements and waived fees                           1.89%                     2.00%(c)
     Ratio of net investment income (loss) to average net assets
                Before expense reimbursements and waived fees                         (4.58)%                  (25.55)%(c)
                After expense reimbursements and waived fees                           3.12%                     3.62% (c)
     Portfolio turnover rate                                                         197.90%                    44.44%
     Average commission rate paid (d)                                                 $0.0367

(a) For the period from July 3, 1995 (commencement of operations) to March 31, 1996.

(b)  Total return does not reflect payment of a sales charge.

(c)  Annualized.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Funds prior to March 31, 1997.

                             ADVANTAGES OF INVESTING

Investing in the Funds is a convenient way to participate in the real estate industry or in particular sectors of the real estate industry. The Trust believes that for most investors the Funds afford a number of advantages over direct investment in real estate, including:

     o  greater   diversification;
     o  continuous  professional  management;
     o  convenience; and
     o  liquidity.

However, investment in the Funds also involves risks, and investment in either Fund, or even in both Funds, should not be viewed as a complete investment program. See "Investment Objectives, Policies and Risk Factors--Risks of Investing."


                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Funds are designed to provide an investor with focused investment alternatives within the real estate industry. Each Fund invests primarily in securities of real estate investment trusts ("REITs") and other real estate industry companies. The Funds differ in the degree to which they emphasize active or passive account management and employ different policies to achieve their objectives.

As a fundamental policy (which cannot be changed without shareholder approval), each Fund will invest at least 25% of its assets in the real estate industry. Under normal circumstances, the assets of the REIT Index Fund are invested primarily in equity securities of REITs comprising the GrandView REIT Index, while at least 65% of the total assets of the Realty Growth Fund are invested in equity securities of REITs and other real estate industry companies. For these purposes, a "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. In addition to REITs, real estate industry companies include brokers or real estate developers, as well as companies with substantial real estate holdings (i.e., at least 50% of their total assets), such as paper and lumber producers and hotel and entertainment companies. The equity securities of real estate industry companies in which the Realty Growth Fund will invest include common stock, shares of beneficial interest and securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock. The debt securities of real estate industry companies in which the Realty Growth Fund may invest include bonds, notes and other short-term debt obligations. The mortgage-backed securities in which the Realty Growth Fund may invest include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs").

The Realty Growth Fund may also invest up to 35% of its total assets in securities of issuers which are or are affiliated with companies whose products or services are related to the real estate industry like building supplies, mortgage servicing or the provision of utility or transportation services. In addition, the Realty Growth Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry whose real estate assets are substantial relative to the price of the companies' securities or whose securities the Adviser believes to be undervalued or to provide income or the opportunity for capital appreciation. In pursuit of its objectives, either Fund may employ various management techniques, certain of which may be used in an attempt to hedge risks associated with the Fund's investments. See "Certain Other Investment Practices."

For temporary defensive purposes, the Realty Growth Fund may invest up to 100% of its total assets in short-term investments, as described below under "Other Eligible Investments." The Fund would assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there to be undue risk in being substantially invested in real estate industry companies. Each Fund (including the REIT Index Fund) may also make short-term investments for liquidity purposes (e.g., in anticipation of redemptions or purchases of securities).

The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented.

REIT Index Fund

The investment objective of the REIT Index Fund is to provide its investors with investment results that exhibit a high correlation and resemble those of the National Association of Real Estate Investment Trust's ("NAREIT") Total Return Index (the "Index"). The Fund seeks to achieve its objective by investing in the equity securities that comprise a proprietary sub-index developed and maintained by the Adviser known as The GrandView REIT Index (the "Sub-Index"). The Fund intends to be as fully invested at all times as is reasonably practicable and will attempt to approximate the weightings of the securities held in its portfolio to the weightings of the securities in the Sub-Index.

The Trust expects there will be a close correlation between the Fund's performance and that of the Index and Sub-Index in both rising and falling markets. Over the long term, the Adviser will seek a correlation of 0.90 or better. A correlation of 1.0 would indicate a perfect correlation. If a correlation of 0.90 or better is not achieved, the Board of Trustees of the Trust will review with the Adviser methods for increasing the correlation, such as through adjustments in securities holdings of the Fund. Factors such as the size of the Fund's securities holdings, transaction costs, management fees and expenses, brokerage commissions and fees, and the extent and timing of cash flows into and out of the Fund, are expected to account for the differences between the Fund's performance and that of the Index and Sub-Index.

The Sub-Index was developed and is maintained by the Adviser. It currently consists of the equity securities of 60 REITs which, as of March 31, 1997, represented approximately 69% of the total market capitalization of all REITs which are publicly traded in the United States and includes REITs within each of thirteen industry sectors identified by the Adviser. The Adviser reviews and revises the composition of the Sub-Index no less frequently than semiannually based on objective market capitalization criteria. More information about the Sub-Index appears in "Investment Policies" in the Statement of Additional Information.

The REIT Index Fund is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of the securities included in the Sub-Index. Moreover, inclusion of a security in the Sub-Index does not imply an opinion by the Adviser as to the merits of that specific security as an investment.

Realty Growth Fund

The primary investment objective of the Realty Growth Fund is long-term growth of capital. Current income is a secondary objective. In selecting investments for the Fund, the Adviser will emphasize equity securities of the real estate industry which it believes exhibit above average growth prospects. Such securities may include securities of real estate industry companies or REITs that are large, well capitalized, and in favor; real estate industry companies or REITs that are out of favor and/or the Adviser believes are undervalued; and real estate industry companies or REITs that the Adviser believes have significant "turnaround" potential. In determining whether a security meets any of these requirements, the Adviser may take into account price-earnings ratios, cash flows, relationships of asset value to market prices of the securities, interest or dividend payment histories and other factors which it believes to be relevant. The Adviser may determine that a company has "turnaround" potential based on, for example, changes in management or financial restructurings.

Other Eligible Investments

     Debt Securities of Real Estate Industry Companies. The Realty Growth Fund may invest in debt securities of real estate industry companies, but the Fund may not invest more than 25% of its assets in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or securities not rated by Moody's, Standard & Poor's or Fitch which the Adviser deems to be of equivalent quality. Debt securities rated Ba or below by Moody's or BB or below by Standard & Poor's or Fitch (or comparable unrated securities), are commonly called "junk bonds" and are considered speculative, and payment of principal and interest thereon may be questionable. In some cases, such securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade debt securities (i.e., debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or Fitch). The Realty Growth Fund will not invest in debt securities rated lower than Caa by Moody's or CCC by Standard & Poor's or Fitch or equivalent unrated securities. Debt securities rated Caa by Moody's or CCC by Standard & Poor's or Fitch, and equivalent unrated securities, are speculative and may be in default. These securities may present significant elements of danger with respect to the repayment of principal or interest. See Appendix B for a description of the characteristics of lower-rated debt securities and associated risks. A description of the corporate debt ratings assigned by Moody's, Standard & Poor's and Fitch is contained in Appendix A.

     Mortgage-Backed Securities. The Realty Growth Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). See Appendix B for a description of the characteristics of Mortgage-Backed Securities and associated risks.

     Short-Term Investments. Each Fund may invest in short-term investments consisting of corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-l, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-l, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; securities of registered investment companies, to the extent permitted by the Investment Company Act of 1940; and repurchase agreements. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Certain Other Investment Practices

See Appendix B for more information about the Funds' permitted investments and investment practices and associated risks. The Funds will not necessarily invest or engage in each of the investments and investment practices described in Appendix B but reserve the right to do so to the extent applicable to each Fund. Some of the investments and investment practices described in Appendix B are limited to the Realty Growth Fund and will not be engaged in by the REIT Index Fund. Investors should note that certain of the investments and investment practices described in Appendix B may be considered to be, or involve the use of, derivatives. See "Risks of Investing - Derivatives" below.

Risks of Investing

An investment in each of the Funds involves risks. There is no assurance that either Fund will achieve its investment objectives. An investment in either Fund, and even an investment in both Funds, should not be viewed as a complete investment program. Some of the risks of investing in the Funds are summarized below.

     Changes In Net Asset Value. Each Fund's net asset value will fluctuate based on changes in the values of its underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates, the value of debt and other income-producing securities generally declines, and during periods of falling interest rates, the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.

     The Real Estate Industry. Although the Funds do not invest directly in real estate, each Fund invests primarily in securities of real estate industry companies, and, therefore, an investment in each of the Funds is subject to risks associated with the ownership of real estate. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     Real Estate Investment Trusts. Each Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property). REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Company Act of 1940. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities. When a shareholder invests in real estate indirectly through a Fund, the shareholder's return will be reduced not only by his or her proportionate share of the expenses of the Fund, but also, indirectly, by similar expenses of the REITs in which the Fund invests.

     Realty Growth Fund: Growth-Oriented Investments. Securities such as those in which the Realty Growth Fund may invest which offer the potential for significant capital appreciation may also be subject to greater risks and volatility than other securities. Equity securities which the Adviser believes are undervalued may fail to increase or may decline in value. Similarly, companies which the Adviser believes have "turnaround" potential may fail to do so, as a result of many factors, including economic conditions, inadequate financing and actions taken by creditors.

     Derivatives. As noted above, each Fund may invest or engage in the investments and investment practices described in Appendix B. Certain of those investments and investment practices may be considered to be, or involve the use of, derivatives. Investment in derivatives may involve concepts that have not been fully tested by market events. Investment in derivatives may also have the effect of increasing a Fund's exposure to interest rate risk, or of altering the Fund's portfolio composition. For example, a relatively small investment in futures contracts on an index can allow the Fund to control a substantial block of stock, and the Fund will be subject to fluctuations in the prices of such stocks out of proportion to its investment in the contract. Some derivative instruments may be illiquid, particularly in the case of more specialized derivatives, or derivatives linked to relatively illiquid markets. Investment in derivatives may present a risk of counterparty default, i.e., that the other party to the transaction will default on its obligations with respect to the derivative instruments. Although the Adviser will consider the creditworthiness of counterparties, and try to minimize the Fund's exposure to any particular counterparty, this may be difficult or impossible to accomplish.

     Certain Investment Practices. The Funds may invest or engage in the investments and investment practices described in Appendix B to the extent applicable to each Fund. These investments and investment practices involve risks, certain of which are described in Appendix B.

Realty Growth Fund: Non-Diversified Status

The Realty Growth Fund is "non-diversified" for purposes of the Investment Company Act of 1940. As a non-diversified mutual fund, this Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Like most other registered investment companies, however, this Fund, like the REIT Index Fund, intends to qualify as a "regulated investment company" under the Internal Revenue Code and therefore will be subject to diversification limits, which generally require that, as of the close of each quarter of its taxable year, (i) no more than 25% of its assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of those assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

Portfolio Turnover

The Adviser generally avoids market-timing or speculating on broad market fluctuations. Therefore, the Funds will generally be substantially fully invested at all times. It is anticipated that the portfolio turnover rate of the REIT Index Fund and the Realty Growth Fund will not exceed 50% and 200%, respectively, in the coming year. Changes in the portfolio of the REIT Index Fund will be effected primarily to accommodate cash flows into and out of the Fund and changes in the GrandView REIT Index. Although each of the Funds generally seeks to invest for the long term, changes in a Fund's portfolio will be made when determined to be advisable, and usually without reference to the length of time a security has been held. The amount of a Fund's brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases. The portfolio turnover rate for each Fund since inception is set forth under "Financial Highlights" above.

Portfolio Transactions

Orders for the Funds' portfolio securities transactions are placed by the Adviser, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether a broker-dealer provides investment research or brokerage services or sells shares of the Funds. See the Statement of Additional Information for a further description of the Adviser's brokerage allocation practices.

Investment Restrictions

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow from banks and enter into reverse repurchase agreements in an amount not to exceed 33 1/3% of the Fund's total assets for extraordinary or emergency purposes (e.g., to meet redemption requests) and a limitation that no Fund may purchase securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value. Certain of these specific restrictions may not be changed without shareholder approval. Except as otherwise indicated, a Fund's investment objectives and policies may be changed by the Board of Trustees without shareholder approval. If a percentage restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage resulting from changes in a Fund's portfolio securities will not be a violation of policy.

                             MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees has overall responsibility for the management and supervision of the Funds. A majority of the Trustees are not "interested persons" of the Trust as defined in the Investment Company Act of 1940. The Statement of Additional Information contains more information about the Trustees and executive officers of the Trust.

Adviser

GrandView Advisers, Inc. (the "Adviser") manages the Funds' assets pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to policies set by the Trust's Board of Trustees, the Adviser makes the investment decisions for the Funds. The Adviser is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Board of Trustees, and it provides certain executive personnel to the Funds.

Winsor H. Aylesworth, Lucille C. Carlson and David F. Wolf, who are all directors, officers, and shareholders of the Adviser, serve as co-portfolio managers for the Funds. They have served in such capacity for the Funds since commencement of operations of the Funds on July 3, 1995. They collectively have over 50 years experience in the commercial real estate finance and management and securities businesses.

Winsor H. Aylesworth, President, Treasurer, Director, and the controlling shareholder of the Adviser, has had over ten years of experience with Bank of Boston Corporation and Bank of Boston Connecticut. At Bank of Boston, Mr. Aylesworth's responsibilities included forming and managing workout and OREO groups and overseeing the disposition of real estate properties and other assets by the OREO groups. Mr. Aylesworth was also responsible for managing Bank of Boston Corporation's Florida Loan Production Office and for overseeing the granting of construction loans on investment grade real estate. Lucille C. Carlson, Executive Vice President and a Director of the Adviser, has managed cases on non-performing assets, including loan restructuring and OREO management and disposition, for Bank of Boston Connecticut. Ms. Carlson has served as a real estate asset management officer, managing an institutional grade real estate portfolio comprised of commercial property and other portfolios consisting of real estate property and mortgages for John Hancock Properties Inc. and Cigna Investments Inc., and has served as a securities and equity analyst. David F. Wolf, Executive Vice President and a Director of the Adviser, has over eight years of experience as a financial consultant, serving as a consultant for John Hancock Financial Services and Shearson Lehman Brothers. Mr. Wolf has acted as an account executive for NCNB Securities and has professional experience in the areas of real estate developing, lending, workouts and asset management.

Mr. Aylesworth, Ms. Carlson and Mr. Wolf also control WHA Enterprises, Inc., which since 1991 has published a monthly newsletter on the REIT industry known as The Winsor Report. The Adviser was organized in March, 1995 and has no previous experience as an investment adviser.

For its services under the Advisory Agreements, the Adviser receives the following investment advisory fees, which are accrued daily and paid monthly, expressed as a percentage of the applicable Fund's average daily net assets on an annualized basis for its then-current fiscal year:

         REIT Index Fund                             0.35%
         Realty Growth Fund                          1.00%

The Adviser has voluntarily agreed to waive the investment advisory fees payable by the Funds and reimburse other operating expenses to the extent needed to limit each Fund's expenses to the percentage of its average net assets shown below:

         REIT Index Fund                             1.05%
         Realty Growth Fund                          2.00%

This agreement applies for the fiscal year ending March 31, 1998, and there is no assurance that it will be extended after that date.

The Adviser has voluntarily waived its fee and reimbursed a portion of each Fund's operating expenses for the fiscal year ended March 31, 1997. The total fees waived amounted to $2,126 and $5,537, respectively, and expenses reimbursed amounted to $37,598 and $35,736, respectively, for the REIT Index Fund and the Realty Growth Fund, respectively.

Administrator

The Nottingham Company (the "Administrator") serves as the administrator and fund accounting agent for the Funds. These administrative services include providing general office facilities; supervising the overall administration of the Funds; maintaining books of account and calculating the daily net asset value of shares of the Funds; and providing persons satisfactory to the Trustees to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator.

For these services, the Administrator receives Fund administration fees accrued daily and paid monthly of 0.225% of the average daily net assets of the REIT Index Fund up to $25,000,000, 0.200% of such average daily net assets in excess of $25,000,000 up to $50,000,000 and 0.175% of such average daily net assets in excess of $50,000,000, and 0.300% of the average daily net assets of the Realty Growth Fund up to $25,000,000, 0.275% of such average daily net assets in excess of $25,000,000 up to $50,000,000 and 0.225% of such average daily net assets in excess of $50,000,000. The Administrator receives, in addition, for its shareholder recordkeeping, securities pricing and blue sky administration services, a fee from each Fund equal to $9.00 per shareholder per year, $0.15 per equity holding per pricing day (with slightly higher fees per debt and asset or mortgage-backed securities) (waived for the REIT Index Fund) and $150 per year for each state in which the Trust's shares are registered or qualified. The Administrator also charges a minimum fund accounting fee of $1,200 per Fund per month (which base fee is scheduled to increase to $1,500 per Fund per month beginning October 1, 1997). The Administrator was established as a North Carolina corporation in 1988. Frank P. Meadows, III is the managing director and controlling shareholder of the Administrator.

Transfer Agent

NC Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

The Transfer Agent was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

Custodian

The custodian of the assets of each of the Funds is First Union National Bank of North Carolina (the "Custodian"). Securities of the Funds may also be held by a sub-custodian bank approved by the Trustees.

Distributor

Capital Investment Group, Inc. (the "Distributor") is the distributor of shares of each of the Funds. The Distributor receives commissions on the sale of shares of the Funds and may also receive fees and reimbursement for certain expenses under the Trust's Distribution Plan described below. See "Information About Fund Shares--How to Purchase Shares."

The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-l under the Investment Company Act of 1940. Under the Distribution Plan, the Trustees may authorize the periodic payment of up to 0.25% annually of each Fund's average daily net asset value for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells shares of the Funds may not exceed 0.25% of the shares' average annual net asset value. The Trust has not imposed this fee previously with respect to the REIT Index Fund. The Trust intends to begin imposing this fee with respect to the REIT Index Fund, effectively 60 days from the date of this Prospectus.

Payments under the Distribution Plan will be made to the Distributor and others to finance activities primarily intended to result in the sale of shares of the Funds and/or the servicing of shareholder accounts. The Distribution Plan may not be amended to increase materially the amount that may be paid pursuant to the Distribution Plan from the assets of a particular Fund without the approval of the shareholders of that Fund. The continuation of the Distribution Plan must be considered by the Board of Trustees annually. For the fiscal year ended March 31, 1997, the Funds expended no amounts under the Distribution Plan.

David F. Wolf, a registered representative of the Funds' Distributor, may receive brokerage commissions from the Distributor, and may receive payments under the Distribution Plan, in connection with sales of shares of the Funds and/or the servicing of shareholder accounts. Mr. Wolf is a Vice President of the Trust and is an Executive Vice President and a Director of the Adviser.

Expenses

In addition to amounts payable as described above, each Fund is responsible for its own expenses and its allocable share of the expenses of the Trust, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Adviser, governmental fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Fund is also liable for any nonrecurring expenses as may arise, such as litigation to which a Fund may be a party. Each Fund may be obligated to indemnify the Trustees and officers of the Trust with respect to such litigation. As described above under "Adviser," the Adviser has voluntarily agreed to waive investment advisory fees and reimburse other operating expenses to the extent needed to limit each Fund's expenses for the fiscal year ending March 31, 1998.

                          INFORMATION ABOUT FUND SHARES

How to Purchase Shares

An investor may purchase shares of each Fund at the public offering price directly through the Distributor or from a securities firm or broker-dealer having a sales agreement with the Distributor or a bank having an agency agreement with the Distributor. Except as provided below, the minimum initial investment is $1,000. The minimum initial investment for a tax-deferred retirement plan (such as an Individual Retirement Account (IRA), Keogh or 401(k)
Plan)  is $250.  The  minimum  initial  purchase  under  the  Trust's  Automatic
Investment Plan is $50. The minimum additional investment for any account is $50. The Funds may, in the Adviser's sole discretion, accept accounts or investments with less than the stated minimum investment.

     Purchases by Mail. Investors may purchase shares of a Fund by completing and signing the Account Application accompanying this Prospectus and mailing it, along with a check (or other negotiable bank instrument or money order) payable to the Fund in which shares are being purchased, to:

           GrandView Investment Trust
           107 North Washington Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

     Purchases by Wire. Investors may also purchase shares of a Fund by bank wire. Prior to making an initial or additional investment by wire, an investor should telephone the Fund at 1-800-525-3863. Investments by wire will not be accepted until an Account Application has been received by mail or facsimile. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     First Union National Bank of North Carolina
     Charlotte, North Carolina
     ABA No. 053000219
     FBO:
         GrandView REIT Index Fund
         Account No. 2000000861865
                   or
         GrandView Realty Growth Fund
         Account No. 2000000861784
     For further credit to:  [shareholder name and social security or tax identification number]

     Automatic Investment Plan. The Trust's Automatic Investment Plan enables shareholders to make regular or quarterly investment in shares of a Fund through automatic charges to their checking accounts. The minimum amount for initial and additional investments under the Automatic Investment Plan is $50.00. An investor may elect to participate in the Automatic Investment Plan by completing the appropriate section of the Account Application. A shareholder may change the amount of the investment or discontinue his or her participation in the Automatic Investment Plan at any time by writing to the Fund at the address shown on the back cover of this prospectus.

     Public Offering Price. The public offering price per share of a Fund is the net asset value per share next computed after receipt of a purchase order, plus a sales charge as follows:

                                            REIT Index Fund

                                                Sales
                                              Charge As             Sales
                                              % of Net            Charge As        Dealer Allowance
              Amount of                       Offering           % of Amount        As % of Public
              Purchase                          Price             Invested          Offering Price

     Less than $100,000                        3.00%                3.09%               2.50%
     $100,000 but less than $250,000           2.25%                2.30%               1.75%
     $250,000 but less than $500,000           1.50%                1.52%               1.00%
     $500,000 but less than $1 million         0.75%                0.76%               0.25%
     $1 million or more                        0.35%                0.35%               0.35%

                                           Realty Growth Fund

                                                Sales
                                              Charge As             Sales
                                              % of Net            Charge As        Dealer Allowance
              Amount of                       Offering           % of Amount        As % of Public
              Purchase                          Price             Invested          Offering Price

     Less than $100,000                        4.50%                4.71%               4.00%
     $100,000 but less than $250,000           3.75%                3.90%               3.25%
     $250,000 but less than $500,000           2.75%                2.83%               2.25%
     $500,000 but less than $1 million         2.00%                2.04%               1.50%
     $1 million or more                        0.75%                0.76%               0.75%

A redemption fee of 1.00% is imposed in the event of a redemption of shares of the REIT Index Fund within six months after purchase, and of 0.50% in the event of a redemption of shares of the REIT Index Fund after six months but within twelve months of purchase. See "How to Redeem Shares."

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer allowance may be suspended, terminated, or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the federal securities laws.

The dealer allowance schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising campaigns regarding the Funds; and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

     Elimination of Sales Charges. No sales charge is payable for investments by certain group plans (see "Group Plans" below). Shares of each Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Trust; (b) current or former directors, officers, employees or sales representatives of the Adviser, the Administrator, the Transfer Agent, or the Distributor or their respective subsidiaries or affiliates; (c) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the Distributor; (d) members of the immediate families of any of the foregoing persons; (e) any trust, custodian, pension, profit-sharing or other benefit plan for any of the foregoing persons; (f) investment advisory clients of the Adviser or of any of its affiliates; (g) current subscribers to The Winsor Report, a report published by an affiliate of the Adviser; (h) clients of fee-based financial planners; (i) clients of a bank or registered investment adviser as to which the bank or adviser exercises exclusive discretionary investment authority or accounts held by a bank in a fiduciary, agency, custodial or similar capacity; (j) governmental agencies and authorities; (k) employee benefit plans qualified under Section 401 or 403 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements with respect to number of participants or plan assets established by the Trust; (l) tax-exempt organizations under Section
501(c)(3-13) of the Code; and (m) those investors who purchase shares without the services of a commissioned broker or agent. However, if purchased through various so-called "Fund Supermarkets" using the services of a broker or agent, investors may be subject to various fees and charges. Shares of a Fund so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. Elimination of a sales charge is conditioned on the receipt by the Distributor of written notification of eligibility. Shares of a Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Reduced Sales Charge Plans.

Purchases by Family Members. Purchases of shares of the Funds by (i) an individual, (ii) an individual, his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust, estate or fiduciary account or related trusts or accounts, including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Internal Revenue Code, may be aggregated for purposes of determining eligibility for reduced sales charges even though more than one beneficiary is involved.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of a Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Funds previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Realty Growth Fund shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $50,000 would pay a sales charge of 3.75% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Account Application as well as in the Statement of Additional Information.

Group Plans. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

     Additional Information About Purchases. In order to promote selling efforts and to compensate dealers and banks for providing continuous services for their clients, including processing purchase and redemptions transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds, the Distributor may pay a periodic service fee to qualified broker-dealers and banks. Payment of the service fee is conditioned upon agreement by the broker-dealer or banks to assign an active representative to each account and to meet other conditions designed to ensure continuing service. The service fee may be discontinued or revised at any time, and it will automatically terminate upon the termination of the Distribution Plan described under "Distribution Plan." If authorized by the Board of Trustees, the service fee, which will not exceed 0.25% of the value of the client's account, will be accrued daily and paid quarterly. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank were prohibited from acting in any capacity or providing any of the described services, the Trust would consider what action, if any, would be appropriate.

An order to purchase shares is not binding on, and may be rejected by, the Trust or the Distributor until it is confirmed in writing by the Distributor and payment has been received. The Trust and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares of a Fund for a period of time. Under certain circumstances, the Trust may permit an investor to pay for the purchase of Fund shares by delivering securities to the Trust, if in the judgment of the Adviser such securities are suitable for investment by the applicable Fund. For this purpose, securities will be valued as set forth below under "Net Asset Value and Pricing of Orders" as of the day on which the purchase order is accepted.

Shares of the Funds may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Documentation for these types of plans is available from the Funds' Custodian. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Net Asset Value and Pricing of Orders

Shares of each Fund are sold at their public offering price, which is the net asset value per share plus the applicable sales charge, if any. Net asset value per share of a Fund is determined by dividing the value of its assets, less liabilities, by the number of shares outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, at 4:00 p.m. New York time.

Securities are valued at the last quoted sale price, at the time the valuation is made, on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the current bid and asked prices. All assets of a Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith at the direction of the Trustees.

An order for shares received by a broker-dealer or bank prior to 4:00 p.m. New York time is effected at the offering price determined at such time on the day the order is received. It is the responsibility of broker-dealers and banks to transmit orders promptly so that they will be received by the Distributor. An order received by a broker-dealer or bank after 4:00 p.m. New York time will be confirmed at the offering price as of 4:00 p.m. New York time on the next trading day.

An order to purchase shares is not binding on, and may be rejected by, the Trust or the Distributor until it has been confirmed in writing by the Distributor and payment has been received.

How to Exchange Shares

Shares of each Fund may be exchanged for shares of the other Fund. No initial sales charge is imposed on shares being acquired through an exchange unless the sales charge of the Fund being exchanged into is greater than the current sales charge of the original Fund, such as an exchange of shares of the REIT Index Fund for shares of the Realty Growth Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No redemption fee is imposed on shares being disposed of through an exchange; however, a redemption fee may apply to redemptions of shares acquired through an exchange of shares of the REIT Index Fund at the rate which would have been applicable if the shareholder had continued to hold shares of the REIT Index Fund.

Shareholders must place exchange orders through the Funds and may do so by telephone if their Account Applications so permit. For more information on telephone transactions see "How to Redeem Shares" below. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received by the Funds. See "Net Asset Value and Pricing of Orders" above. Shares of the Funds may be exchanged only after payment for the shares in good funds has been made.

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details.

An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

How to Redeem Shares

Shares of the Funds may be redeemed at their net asset value next determined after a redemption request in proper form is received by the Funds, subject to any applicable redemption fee and possible charges for wiring redemption proceeds. Shares may also be redeemed through a broker-dealer or bank, which may charge a fee for its services. Any redemption proceeds may be more or less than the original purchase price for the shares, depending on the market value of the Funds' portfolio securities.

     Redemption by Mail. A written request for redemption must be addressed to the applicable Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, and must include:

1. your letter of instruction or a stock assignment specifying the Fund from which shares are to be redeemed, the account number and the number of shares or dollar amount to be redeemed, signed by all registered shareholders in the exact names in which they are registered.

2.   Any required signature guarantees.

     Redemption By Telephone. Shares may be redeemed by telephone if the shareholder elects that option on the Account Application and if the shareholder confirms redemption instructions in writing. Telephone redemption requests may be made by calling the Funds at (800) 525-3863. Written confirmation of redemption requests may be made by facsimile at (919) 972-1908. Confirmations should include all of the information specified above for redemptions by mail.

A shareholder may not close his or her account by telephone. During periods of drastic economic or market changes or severe weather or other emergencies, a shareholder may find it difficult to implement a telephone redemption. If such a case should occur, another method of redemption, such as written requests sent via an overnight delivery service, should be considered. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking his or her name, address, telephone number, Social Security number and account number. If these or other reasonable procedures are not followed, the applicable Fund or the Transfer Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to redemption by telephone.

     Signature Guarantees. If a shareholder requests a redemption for an amount in excess of $50,000, a redemption of any amount to be payable to anyone other than the shareholder of record, or a redemption of any amount to be sent to any address other than the shareholder's address of record (or in the case of redemptions by wire, other than as provided in the shareholder's Account Application), all account holders must sign a written redemption request, and the signatures must be guaranteed by a member bank of the Federal Reserve System, a savings and loan association or credit union (if authorized under state law), or by a member firm of a domestic stock exchange.

     Payment of Redemptions. Redemption proceeds are normally paid by check within seven days after receipt of a redemption request. If a shareholder requests a redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to fifteen days from the date of purchase.

Proceeds of redemption can also be wired to a shareholder's bank ($5,000 minimum). Shares may not be redeemed by wire on days on which the shareholder's bank is not open for business. The Funds in their discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Funds $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from a shareholder's account by redemption of shares in the shareholder's account. A shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Reinstatement Privilege. Shareholders who have redeemed shares of any Fund may reinstate their account without a sales charge up to the dollar amount redeemed (but without any credit for any redemption fee paid on redemptions on shares of the REIT Index Fund) by purchasing shares of the same Fund within 30 days after the redemption. The availability of this privilege is conditioned on the receipt by the Distributor of written notification of eligibility.

     Systematic Withdrawal Plan. A shareholder who holds shares of the Funds having a net asset value of at least $10,000 may direct the Funds to send him or her a regular monthly or quarterly check in a designated amount of not less than $100. To establish a Systematic Withdrawal Plan, a shareholder should complete the appropriate section of the Account Application or write or call the Funds (see back cover for address and telephone number).

     Redemption Fee--REIT Index Fund. Redemptions of shares of the REIT Index Fund made within six months of purchase are subject to a redemption fee in the amount of 1% of the net asset value of the shares redeemed. Redemptions of shares of the REIT Index Fund made between six and twelve months after purchase will be subject to a redemption fee of 0.50% of the net asset value of the shares redeemed. No redemption fee is imposed if the proceeds are immediately invested in shares of the Realty Growth Fund, but a further redemption of shares of the Realty Growth Fund may result in a redemption fee at the rate which would have been applicable if the shareholder had continued to hold shares of the REIT Index Fund. A redemption fee that would otherwise be imposed will be waived if the redemption is made within 60 days of notice being given to the shareholder that the applicable Fund is changing its investment objective. A redemption fee will also be waived for accounts set up as "omnibus" accounts by various organizations approved by the Trust and may be reduced or waived under other circumstances if approved by the Trust. All redemption fees are payable to the applicable Fund.

     Other Information About Redemptions. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder (and not solely because of market declines), the account of the shareholder in the Fund has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. This redemption provision will not apply to shareholders who currently are participants in the Trust's Automatic Investment Plan. Before a Fund exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount. An account established under a tax-deferred retirement program may be subject to involuntary redemption as described above only if the account has a value of less than $250, the minimum initial purchase amount for such accounts.

The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

Dividends and Distributions

Substantially all of each Fund's net income is paid to its shareholders of record as a dividend quarterly on or about the last business day of each March, June, September and December.

Each Fund's net realized short-term and long-term capital gains, if any, will generally be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds. There is no fixed dividend rate for the Funds, and there can be no assurance as to the payment of any dividends or the realization of any gains.

Unless shareholders specify otherwise, all distributions from a Fund will be automatically reinvested in additional shares of the Fund at their net asset value without a sales charge.

A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

Tax Matters

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

Each Fund intends to meet requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. Each Fund will generally distribute all of its net investment income and realized gains at least annually.

For the fiscal year ended March 31, 1997, each Fund was considered a "personal holding company" under the Code since 50% of the value of each Fund's shares was owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, each Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, each Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1997, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, each Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid federal income taxes.

Fund dividends and capital gain distributions are subject to federal income tax, and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held.

Fund distributions will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year, including the portion, if any, taxable as ordinary income, the portion taxable as long-term capital gain, the portion representing a return of capital (which is generally free from income tax, but results in a basis adjustment) and the amount, if any, of federal income tax withheld.

Each Fund is required by federal law to withhold and remit to the Internal Revenue Service 31% of the dividends, capital gain distributions, and in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Funds with a correct taxpayer identification number, who under-reports dividends or interest income, or who fails to provide certification of a tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. To avoid this withholding requirement, shareholders must certify on their Account Application, or on a separate W-9 Form supplied by the Funds, that their taxpayer identification number is correct and that they are not currently subject to backup withholding, or they are exempt from backup withholding. For individuals, their taxpayer identification number is their social security number.

Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

Performance Information

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Each Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period which was made at the maximum public offering price and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. These total rates of return quotations may be accompanied by quotations which do not reflect the reduction in value of the investment due to sales charges, and which are thus higher.

Each Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Description of Shares and Voting Rights

The Trust is an open-end management investment company which was organized on February 6, 1995, as a Massachusetts business trust under a Declaration of Trust (the "Declaration of Trust"). Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of beneficial interest. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series without further action by shareholders. The Funds are the only current series of the Trust. Additional series may be added in the future. The Trustees also have authority to classify or reclassify shares of any series or portfolio into one or more classes.

When issued, shares are fully paid and nonassessable. In the event of liquidation, shareholders of a Fund are entitled to share pro rata the net proceeds of the sale of the Fund's assets after payment of the liabilities of the Fund. All shares entitle their holders to one vote per share and have no preemptive, subscription or conversion rights.

Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Declaration of Trust contains provisions intended to limit such liability and to provide indemnification out of property of a Fund of any shareholder charged or held personally liable for obligations or liabilities of that Fund solely by reason of being or having been a shareholder of that Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Unless otherwise required by the Investment Company Act of 1940, ordinarily it will not be necessary for the Trust or any Fund to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. The Board of Trustees, however, will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

In the interest of economy and convenience, the Funds do not issue certificates representing Fund shares. Instead, the Funds maintain a record of each shareholder's ownership.

The Statement of Additional Information dated the date hereof contains more detailed information about the Funds, including information related to (i) investment policies and restrictions; (ii) Trustees, officers, the Adviser, Administrator, Transfer Agent, Distributor, and Custodian; (iii) securities transactions; (iv) the Funds' shares, including rights and liabilities of shareholders; (v) the method used to calculate performance information; (vi) programs for the purchase of shares; and (vii) the determination of net asset value.

                     APPENDIX A: DESCRIPTION OF BOND RATINGS

The following descriptions of ratings of Moody's Investors Service, Inc., Standard & Poor's Rating Group and Fitch Investors Service, Inc. are based on descriptions published by the rating agencies. Ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best of bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, Al, Baa1 and B1.

Standard & Poor's Ratings Group1

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligations as a matter of policy.

Fitch Investors Service, Inc.

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC:  Bonds  have  certain  identifiable   characteristics  which,  if  not
remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C:  Bonds are in imminent default in payment of interest or principal.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

     NR:  Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

     FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

         1Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

                    APPENDIX B: CERTAIN INVESTMENT PRACTICES

This Appendix provides a brief description of certain securities in which the Funds may invest and certain practices in which they may engage. Some of the investments and investment practices described in Appendix B are limited to the Realty Growth Fund and will not be engaged in by the REIT Index Fund. For a more complete discussion of certain of these securities and practices, see
"Investment Objectives, Policies and Risk Factors" in this Prospectus and "Investment Policies and Restrictions" in the Statement of Additional Information.

Mortgage-Backed Securities and Associated Risks

The Realty Growth Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"). The Realty Growth Fund also may invest in other types of Mortgage-Backed Securities that may be available in the future, but not without first amending this Prospectus to disclose the specific types of securities and their attendant risks.

     Guaranteed Mortgage Pass-Through Securities. The Realty Growth Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

     Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. The Realty Growth Fund may also invest in CMOs and REMIC pass-through  or  participation  certificates,  which  may be issued  by,  among others, U.S Government agencies and instrumentalities. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.
Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

     Stripped Mortgage-Backed Securities. The Realty Growth Fund may invest in SMBS, which are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the interest only class) while the other class will receive all of the principal (the principal only class). The staff of the SEC considers privately issued SMBS to be illiquid.

     Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Realty Growth Fund may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Realty Growth Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Realty Growth Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Lower-Rated Debt Securities and Associated Risk Factors

The Realty Growth Fund may invest up to 25% of its total assets in debt securities which may be rated below Baa by Moody's or BBB by Standard & Poor's or Fitch or which, if unrated, are of comparable quality as determined by the Adviser. Debt securities rated Ba or below by Moody's or BB or below by Standard & Poor's or Fitch (or comparable unrated securities), commonly called "junk bonds," are considered speculative and payment of principal and interest thereon may be questionable. In some cases, such securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade debt securities (i.e., debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or Fitch). The Realty Growth Fund will not invest in debt securities rated lower than Caa by Moody's or CCC by Standard & Poor's or Fitch or equivalent unrated securities. Debt securities rated Caa by Moody's or CCC by Standard & Poor's or Fitch, and equivalent unrated securities, are speculative and may be in default. These securities may present significant elements of danger with respect to the repayment of principal or interest.

Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., junk bond) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Adviser considers both credit risk and market risk in making investment decisions for the Realty Growth Fund.

Foreign Investments

The Realty Growth Fund may invest up to 10% of its total assets in equity and debt securities of foreign real estate companies. See "Foreign Real Estate Companies and Associated Risks" in the Statement of Additional Information.

Repurchase Agreements

Each Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet it current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans may be callable at any time and must be continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 30% of the Fund's net assets.

In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or a reverse repurchase agreement, a Fund could experience delays in recovering either the securities lent or cash. The Fund could experience a loss to the extent that the value of the securities lent has increased or the value of the securities purchased has decreased in the meantime.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. The Board of Trustees of the Trust has ultimate responsibility of ascertaining a fair value for illiquid securities in which a Fund invests. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Illiquid securities may include privately placed restricted securities for which no institutional market exists.

     Restricted Securities and Private Placements. Each Fund may purchase restricted securities that are not registered for sale to the general public, but which can be resold to "qualified institutional buyers." Qualified institutional buyers must meet certain size tests. Institutional trading in restricted securities is relatively new, and the liquidity of a Fund's investments could be impaired if trading declines. The Board of Trustees of the Trust will determine the liquidity of such restricted securities, based on the trading market for the specific security. Provided that the Board retains oversight, the Board may delegate this task to the Adviser. If the Board or the Adviser determines that a sufficient trading market in such securities exists, restricted securities will not be treated as illiquid securities for purposes of a Fund's investment limitations.

"When-Issued" Securities

In order to ensure the availability of suitable securities, each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to a Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, a Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, a Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. Furthermore, in purchasing securities on a "when-issued" basis, the Fund bears the risk that the value of the securities at the time of its purchase may be lower than the cost which the Fund must pay for the securities. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

Limitations and Risks Associated with Transactions in Options and Futures Contracts

Each Fund may employ certain management techniques including options on securities indices, futures contracts and options on futures contacts. Each of these management techniques involves transaction costs as well as (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Adviser may cause the Fund to perform less well than if such positions had not been entered. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counter-party to the Option will not fulfill its obligations. A Fund will treat purchased over-the-counter options as illiquid securities. The use of options and futures contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. Except as set forth below under "Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options. A Fund may not invest more than 5% of its total assets in purchased options other than protective put options.

A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

     Options on Securities Indices. Each Fund may purchase put and call options on securities indices that are based on securities in which it may invest to manage cash flow and to manage its exposure to stocks instead of or in addition to, buying and selling stock. A Fund may also purchase options in order to hedge against risks of market-wide price fluctuations.

A Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

A Fund may purchase call options on securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

A Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

     Futures Contracts and Options on Futures Contracts. To hedge against changes in securities prices or interest rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging or other non-hedging purposes as are permitted by regulations of the Commodity Futures Trading Commission.

A Fund may not purchase or sell non-hedging futures contracts or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities and currencies, require the Fund to segregate assets to cover such contracts and options.

                               THE GRANDVIEW FUNDS



                     Series of GrandViewSM Investment Trust

                                   PROSPECTUS
                                  July 25, 1997

                            GrandView REIT Index Fund
                          GrandView Realty Growth Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                               INVESTMENT ADVISER
                            Grandview Advisers, Inc.
                               Post Office Box 164
                    East Glastonbury, Connecticut 06025-0164

                      ADMINISTRATOR & FUND ACCOUNTING AGENT
                             The Nottingham Company
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                      DIVIDEND DISBURSING & TRANSFER AGENT
                          NC Shareholder Services, LLC
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                    CUSTODIAN
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                        1021 East Cary Street, Suite 1900
                          Richmond, Virginia 23219-4023

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                            GrandView REIT Index Fund
                          GrandView Realty Growth Fund

                                  July 25, 1997

                                    Series of
                          GrandViewSM Investment Trust
                          107 North Washington Street,
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863

                                Table of Contents


1.       THE FUNDS....................................................  2
2.       INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............  2
3.       PERFORMANCE INFORMATION...................................... 13
4.       DETERMINATION OF NET ASSET VALUE; VALUATION OF
         SECURITIES; ADDITIONAL PURCHASE AND REDEMPTION INFORMATION... 15
5.       MANAGEMENT................................................... 17
6.       PORTFOLIO TRANSACTIONS....................................... 23
7.       DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES......... 24
8.       CERTAIN ADDITIONAL TAX MATTERS............................... 25
9.       SPECIAL SHAREHOLDER SERVICES................................. 26
10.      FINANCIAL STATEMENTS......................................... 27

GrandView Investment Trust (the "Trust") is an open-end, registered management investment company offering two mutual funds which are described in this Statement of Additional Information: GrandView REIT Index Fund and GrandView Realty Growth Fund (the "Funds"). The GrandView Realty Growth Fund is a non-diversified fund. The address and telephone number of the Trust are 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, 1-800-525-3863.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR INSURED DEPOSITARY INSTITUTION, NOR ARE THEY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus, dated the same date as this Statement of Additional Information, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Funds at 1-800-525-3863.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                                  1. THE FUNDS

GrandView Investment Trust (the "Trust") is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 6, 1995. This Statement of Additional Information describes shares of the GrandView REIT Index Fund ("REIT Index Fund") and the GrandView Realty Growth Fund ("Realty Growth Fund"), which are series of the Trust. References in this Statement of Additional Information to the "Prospectus" are to the Trust's Prospectus, dated the same date as this Statement of Additional Information, by which shares of the Funds are offered. Organized in 1995, the Funds have no prior operating history.

GrandView Advisers, Inc. (the "Adviser") is investment adviser to each of the Funds. The Adviser manages the investments of the Funds from day to day in accordance with each Fund's investment objective and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. The Nottingham Company, the administrator and fund accounting agent of each Fund ("Nottingham" or the "Administrator"), supervises the overall administration of the Funds. NC Shareholder Services, LLC serves as dividend disbursing and transfer agent of each Fund (the "Transfer Agent"). Shares of the Funds are continuously sold by Capital Investment Group, Inc., the Funds' distributor ("Capital Investment Group" or the "Distributor"). Shares of each Fund are sold at net asset value, plus any applicable sales charge. The sales charge may be reduced on purchases involving substantial amounts and may be eliminated in certain circumstances. The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides for the possible payment, as approved by the Board of Trustees, of distribution and/or service fees from each Fund to the Distributor and others to compensate and reimburse them for activities intended to result in the sale of shares of the Fund and/or the servicing of shareholder accounts.

               2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              Investment Objectives

The REIT Index Fund and the Realty Growth Fund seek both current income and long-term growth of capital. Each Fund invests primarily in securities of real estate investment trusts ("REITs") and other real estate industry companies. The Funds differ in the degree to which they emphasize active or passive account management and employ different policies to achieve their objectives.

The investment objective of the REIT Index Fund is to provide its investors with investment results that exhibit a high correlation and resemble those of the National Association of Real Estate Investment Trust's ("NAREIT") Total Return Index. The Fund seeks to achieve its objective by investing in the equity securities that comprise the GrandView REIT Index.

The primary investment objective of the Realty Growth Fund is long-term growth of capital. Current income is a secondary objective.

The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that either Fund will achieve its investment objective.

                               Investment Policies

The Prospectus contains a discussion of the various types of securities in which each Fund may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of each Fund.

The investment objective of the REIT Index Fund is to provide its investors with investment results that exhibit a high correlation and resemble those of the National Association of Real Estate Investment Trust's ("NAREIT") Total Return Index (the "Index"). The Fund seeks to achieve its objective by investing in the equity securities that comprise the GrandView REIT Index (the "Sub-Index"). The REIT Index Fund intends to be as fully invested at all times as is reasonably practicable and will attempt to approximate the weightings of the securities held in its portfolio to the weightings of the securities in the Sub-Index.

The Sub-Index was developed and is maintained by the Adviser. It currently consists of the equity securities of 60 REITs which, as of March 31, 1997, represented approximately 69% of the total market capitalization of all REITs which are publicly traded in the United States and includes REITs within each of thirteen industry sectors identified by the Adviser. Any changes made to the composition of the Sub-Index by the Adviser will be based solely on market capitalization criteria. The Sub-Index is weighted by market capitalization, and in formulating the list of REITs which comprise the Sub-Index, the Adviser chooses REITs which represent all sectors of the REIT industry as identified by the Adviser. The Sub-Index is reset as needed in order to reflect changes in the market, and in any event, at least semiannually. The Sub-Index is presently comprised of the following REITs:

GrandView REIT Index Composition

                                                               3/97 Market
Sector/Name                                    Exchange      Capitalization

Apartment
    Equity Residential Prop.                      NYSE       2,235,444,750
    Security Capital Pacific Trust                NYSE       1,758,471,250
    United Dominion Realty                        NYSE       1,219,073,250
    Avalon Properties                             NYSE         921,017,875
    Post Properties Inc.                          NYSE         829,879,125
    Security Capital Atlantic                     NYSE         828,887,500
    BRE Properties, Inc.                          NYSE         814,747,552
    Merry Land & Inv. Co.                         NYSE         784,018,000
    Bay Apartment Communities                     NYSE         674,361,124
    Charles Smith Residential                     NYSE         588,473,250
                                                            --------------
                                                            10,654,373,676

Hotel
    Starwood Lodging Trust                        NYSE       1,527,973,750
    Patriot American Hospitality, Inc.            NYSE         981,315,000
    Felcor Suite Hotels, Inc.                     NYSE         947,375,000
    Hospitality Property Trust                    NYSE         815,775,300
                                                            --------------
                                                             4,277,439,050

Industrial/Warehouse
    Security Capital Ind. Trust                   NYSE       1,966,353,375
    Liberty Property Trust                        NYSE         946,608,000
    First Industrial Rlty. Trust                  NYSE         919,056,000
    Centerpoint Properties                        NYSE         585,865,875
                                                            --------------
                                                             4,417,883,250


Manufactured Housing
    Chateau Properties                            NYSE         659,951,250
    Manufacturer Home Com.                        NYSE         546,765,625
    Sun Communities                               NYSE         488,061,254
                                                            --------------
                                                             1,694,778,129

Medical
    Meditrust                                     NYSE       2,235,025,500
    Health & Retirement Properties                NYSE       1,678,102,750
    Health Care Property Investors                NYSE         942,775,245
    Nationwide Health Prop.                       NYSE         883,109,500
    National Health Investors                     NYSE         856,828,412
    American Health Properties                    NYSE         586,475,000
                                                            --------------
                                                             7,182,316,407


Mixed
    Spieker Properties                            NYSE       1,596,300,750
    Duke Realty Investments, Inc.                 NYSE       1,210,097,125
    Washington REIT SBI                           ASE          572,904,000
                                                            --------------
                                                             3,379,301,875

Mortgage
    CWM Mortgage Holdings, Inc.                   NYSE         952,214,375
    Capstead Mortgage Corporation                 NYSE         917,231,500
    Resource Mortgage Capital, Inc.               NYSE         549,901,914
                                                            --------------
                                                             2,419,347,789

Office
    Crescent R. E. Equities, Inc.                 NYSE       1,951,884,000
    Beacon Properties Corp.                       NYSE       1,487,034,875
    CarrAmerica Realty                            NYSE       1,259,030,500
    Highwood Properties, Inc.                     NYSE       1,163,747,500
    Cali Realty                                   NYSE       1,148,588,375
    Cousins Properties                            NYSE         762,431,500
    Reckson Associates                            NYSE         728,620,500
                                                            --------------
                                                             8,501,337,250


Retail-Mall
    Simon Property Group                          NYSE       3,044,876,000
    General Growth Properties, Inc.               NYSE         934,156,250
    Macerich Company                              NYSE         687,307,500
    Taubman Centers, Inc.                         NYSE         675,918,000
    CBL & Associates Prop.                        NYSE         586,138,000
                                                            --------------
                                                             5,928,395,750


Retail-Outlet
    Mills Corp.                                   NYSE         540,930,750
    Chelsea GCA Realty                            NYSE         434,165,000
    HGI Realty                                    NYSE         277,598,500
                                                            --------------
                                                             1,252,694,250

Retail-Strip
    Vornado Realty Trust                          NYSE       1,705,709,000
    New Plan Realty Trust                         NYSE       1,333,406,625
    Kimco Realty Corp.                            NYSE       1,132,250,000
    Weingarten Realty Investors                   NYSE       1,117,368,000
    Federal Realty Investment Trust               NYSE         983,083,500
    Developers Diversified Realty                 NYSE         904,051,500
                                                            --------------
                                                             7,175,868,625

Self Storage
    Public Storage, Inc.                          NYSE       2,696,321,250
    Storage USA Inc. REIT                         NYSE         960,593,750
    Shurgard Storage Centers, Inc.                NYSE         769,383,875
                                                            --------------
                                                             4,426,298,875

Specialty
    Franchise Finance Corp.                       NYSE         983,678,843
    TriNet Realty                                 NYSE         665,291,375
    Realty Income Corp.                           NYSE         539,956,939
                                                            --------------
                                                             2,188,927,157
                                                            64,493,962,083

REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements.

The investment objective of the Realty Growth Fund is long-term growth of capital. Current income is a secondary objective. In selecting investments for the Fund, the Adviser will emphasize equity securities of the real estate industry which it believes exhibit above average growth prospects. Such securities may include securities of real estate industry companies or REITs that are large, well capitalized, and in favor; real estate industry companies or REITs that are out of favor and/or the Adviser believes are undervalued; and real estate industry companies or REITs that the Adviser believes have significant "turnaround" potential. In determining whether a security meets any of these requirements, the Adviser may take into account price-earnings ratios, cash flows, relationships of asset value to market prices of the securities, interest or dividend payment histories and other factors which it believes to be relevant. The Adviser may determine that a company has "turnaround" potential based on, for example, changes in management or financial restructurings. The Fund's performance depends on conditions in the real estate industry.

For purposes of the Fund's investments, a "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities in which the Fund will invest may include common stocks, shares of beneficial interest and securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock. The debt securities in which the Fund will invest may include bonds, notes and other short-term debt obligations.

Because the Funds invest primarily in the real estate industry, their investments may be subject to certain risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; and variations in rental income. For more information on these and other risks of investing in the real estate industry, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS
- Risks of Investing" in the Prospectus.

The policies described above and those described below are not fundamental and may be changed without shareholder approval.

Mortgage-Backed Securities

The Realty Growth Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities").

Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("Ginnie Mae") and government-related organizations such as the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain Mortgage-Backed Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Adviser purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a Mortgage-Backed Security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities' return to the Realty Growth Fund. In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal. No assurance can be given as to the return the Realty Growth Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue Mortgage-Backed Securities and among the securities that they issue. Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. This guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of the principal and interest by Fannie Mae. Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Realty Growth Fund may also invest in Mortgage-Backed Securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans ("CMOs" and "REMICs") and derivative multiple-class mortgage-backed securities ("Stripped Mortgage-Backed Securities" or "SMBSs").

Short-Term Investments

For temporary defensive purposes, the Realty Growth Fund may invest up to 100% of its total assets in short-term investments. Each Fund (including the REIT Index Fund) may also make short-term investments for liquidity purposes (e.g., in anticipation of redemptions or purchases of securities). The Funds may invest in short-term investments consisting of corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-l, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"); obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-l, Aa or better by Moody's, or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; securities of registered investment companies, subject to the provisions of the 1940 Act; and repurchase agreements. These investments may have a lower yield than would be available from investments with a lower quality or longer term.

Lower Rated Debt Securities

The Realty Growth Fund may invest in debt securities which are rated Caa or higher by Moody's or CCC or higher by Standard & Poor's or Fitch Investors Service, Inc. ("Fitch") or equivalent unrated securities. However, the Realty Growth Fund may not invest more than 25% of its assets in debt securities rated lower than Baa by Moody's or BBB by Standard & Poor's or Fitch or securities not rated by Moody's, Standard & Poor's or Fitch which the Adviser deems to be of equivalent quality. Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Realty Growth Fund's net asset value to the extent it invests in such securities. In addition, the Realty Growth Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Realty Growth Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Realty Growth Fund's net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Realty Growth Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Adviser will attempt to reduce these risks through diversification of the Realty Growth Fund's portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Foreign Real Estate Companies and Associated Risks

The Realty Growth Fund may invest in securities of non-U.S. real estate companies. The risks of investing in real estate and real estate companies are described in the Prospectus and above under "Investment Policies." Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of these securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

It is anticipated that in most cases the best available market for securities of non-U.S. real estate companies would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. real estate companies (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where Realty Growth Fund assets may be released prior to receipt of payments, may expose the Realty Growth Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Realty Growth Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

The Realty Growth Fund may invest in securities of non-U.S. real estate companies that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. real estate companies of the same class that are not subject to such restrictions.

Repurchase Agreements

Each Fund may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although that Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements and in order to generate income, each Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the value of its net assets.

Restricted Securities and Illiquid Investments

The Trust may purchase securities for the Funds that are not registered ("restricted securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Fund's investment limitations.

The Trust does not invest more than 15% of either Fund's net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless the Trustees determine, based on the trading markets for the specific restricted security, that it is liquid. The Trust's Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Trust's Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations.

"When-Issued" Securities

Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

Options and Futures Contracts

To hedge against changes in securities prices, each Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each Fund may also purchase put and call options on securities indices that are based on securities in which it may invest. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Fund may engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on securities indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase; however, a Fund becomes obligated to purchase a futures contract which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may use options on futures contracts for bona fide hedging or non-hedging purposes as discussed below.

A Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit investment companies registered under the 1940 Act to engage in such transactions without requiring their sponsors to be registered as commodity pool operators. No Fund is permitted to engage in speculative futures trading. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or in securities which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. In particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

No Fund may purchase or sell non-hedging futures contracts or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities and currencies, require the Fund to segregate assets to cover such contracts and options.

Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require a Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

                             Investment Restrictions

Fundamental Restrictions

The Trust, on behalf of the Funds, has adopted the following policies which may not be changed with respect to either Fund without approval by holders of a majority of the outstanding voting securities of that Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the respective Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the respective Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

A Fund may not:

    (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks and enter into reverse repurchase agreements in an amount not to exceed 33 1/3% of the current value of its respective net assets, including the amount borrowed (and no Fund may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value). It is intended that a Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

    (2) Make short sales of securities or purchase securities on margin, except that the Trust may purchase and sell various types of futures contracts and may obtain short term credits as necessary for the clearance of security transactions.

    (3) Underwrite securities issued by other persons, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

    (4) Make loans to other persons except (a) through the lending of its portfolio securities, but not in excess of 33 1/3% of the Fund's net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities; for purposes of this paragraph 4 the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (5) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business, except that the Fund may purchase and sell mortgage-related securities and may hold and sell real estate acquired as a result of the ownership of securities by the Fund.

    (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

    (7) In the case of the REIT Index Fund, with respect to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States government or any agency or instrumentality thereof); provided that, for purposes of this restriction the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract.

    (8) In the case of the REIT Index Fund, with respect to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

    (9) Invest 25% or more of its assets in securities of issuers in any one industry (other than securities or obligations issued or guaranteed by the United States government or any agency or instrumentality thereof), except that it will invest at least 25% of its assets in securities of issuers in the real estate industry.

Non-Fundamental Restrictions

Each Fund does not as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the net assets of the Fund (taken at cost) (the Fund will not purchase any securities for the Fund at any time at which borrowings exceed 5% of the total assets of the Fund (taken at market value)), (ii) sell any security which the Fund does not own unless by virtue of the ownership of other securities there is at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iii) invest for the purpose of exercising control or management, (iv) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken in each case at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund, (v) invest more than 15% of the net assets of the Fund in securities that are not readily marketable or which are subject to legal or contractual restrictions on resale including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days,
(vi) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value, (vii) make short sales of securities, except that the Trust may purchase and sell various types of futures contracts and may obtain short term credits as necessary for the clearance of security transactions, (viii) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange, (ix) with respect to 50% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer and, as to the remaining 50% of the Fund's total assets, invest more than 25% in the securities of any one issuer, (x) purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of any issuer would be held by the Fund, or
(xi) invest more than 15% of the Fund's total assets in the securities of issuers which together with any predecessors (including public and private predecessor operating companies) have a record of less than three years of continuous operating or securities of issuers which are restricted as to disposition, despite any determinations made by the Board of Trustees that such securities are liquid.

These policies are not fundamental and may be changed by each Fund without the approval of its shareholders in response to changes in state and federal requirements.

Percentage Restrictions

If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for a Fund will not be considered a violation of policy.

                           3. PERFORMANCE INFORMATION

From time to time, the total return and yield of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications.

A total rate of return  quotation for each Fund is calculated  for any period by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. Total rates of return may also be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value per share would be reduced if the maximum sales charge were taken into account.

Any current yield quotation for a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

The average annual total return for the REIT Index Fund for the fiscal year ended March 31, 1997, and for the period from commencement of operations (July 3, 1995) through March 31, 1997, was 24.98% and 17.74%, respectively. The cumulative total return for such Fund from commencement of operations through March 31, 1997, was 32.98%. These quotations assume the 3.0% maximum sales load was deducted from the initial investment. Without the deduction of the 3.0% maximum sales load, the average annual total return for the fiscal year ended March 31, 1997, and from the commencement of operations through March 31, 1997, for such Fund was 28.85% and 19.82%, respectively. The cumulative total return for such Fund from commencement of operations through March 31, 1997, without the deduction of the 3.0% maximum sales load, was 37.62%.

The average annual total return for the Realty Growth Fund for the fiscal year ended March 31, 1997, and for the period from commencement of operations (July 3, 1995) through March 31, 1997, was 38.59% and 24.45%, respectively. The cumulative total return for such Fund from commencement of operations through March 31, 1997, was 46.49%. These quotations assume the maximum 4.5% sales load was deducted from the initial investment. Without the deduction of the 4.5% maximum sales load, the average annual total return for the fiscal year ended March 31, 1997, and from the commencement of operations through March 31, 1997, for such Fund was 45.12% and 27.78%, respectively. The cumulative total return for such Fund from commencement of operations to March 31, 1997, without the deduction of the 4.5% maximum sales load, was 52.19%.

These performance quotations should not be considered as representative of the Fund's performance for any specific period in the future.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, as a comparison to the overall market, the Dow Jones Utility Index, as a comparison to another income-oriented equity group, and the GrandView REIT Index (see "Investment Policies" above), as a comparison to the Funds' investment benchmark as described in the Prospectus. Each Fund may also compare its performance to the National Association of Real Estate Investment Trust's ("NAREIT") Total Return Index, as a comparison to the REIT market. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                4. DETERMINATION OF NET ASSET VALUE; VALUATION OF
           SECURITIES; ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The net asset value of each share of each Fund is determined each day during which the New York Stock Exchange is open for trading (a "Business Day"). As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value of shares of a Fund is made once each day at 4 p.m. New York time by dividing the value of each Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. A share's net asset value is effective for orders received by the Distributor prior to its calculation and prior to the close of the Business Day on which such net asset value is determined.

For the fiscal year ended March 31, 1997, the total expenses of the Funds after fee waivers and expense reimbursements were $6,342 for the REIT Index Fund and $10,437 for the Realty Growth Fund.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates at the time of valuation. Equity securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the current bid and asked prices. Securities listed on a non-U.S. exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees.

Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premium.

Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of each Fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, that holder could incur brokerage or other charges in converting the securities to cash.

Redemptions of shares of the REIT Index Fund made within six months of purchase are subject to a redemption fee in the amount of 1% of the net asset value of the shares redeemed. Redemptions of shares of the REIT Index Fund made between six and twelve months after purchase will be subject to a redemption fee of 0.50% of the net asset value of the shares redeemed. No redemption fee is imposed if the proceeds are immediately invested in shares of the Realty Growth Fund, but a further redemption of shares of the Realty Growth Fund may result in a redemption fee at the rate which would have been applicable if the shareholder had continued to hold shares of the REIT Index Fund. Redemption fees may also be waived or reduced for "omnibus" accounts or in other circumstances as described in the Prospectus. All redemption fees are payable to the applicable Fund.

Redemption proceeds are normally paid by check within seven days after receipt of a redemption request. However, the right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which (a) trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

Letter of Intent

If an investor anticipates purchasing sufficient shares to entitle the investor to a quantity discount alone or in combination with any shares of other series of the Trust within a 13-month period, the investor may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a Letter of Intent on the terms described below. Subject to acceptance by the Distributor and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder must inform the Distributor that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, an increased sales charge will apply as described below. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of the original purchase if the Distributor is informed in writing of this intent within the 90-day period. The value of shares of a Fund held prior to the commencement of a Letter of Intent may be included, at their cost or maximum offering price (whichever is higher), as a credit toward the completion of a Letter of Intent, but the reduced sales charge applicable to the amount covered by such Letter is applied only to new purchases. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent is deducted from the total purchases made under such Letter.

If the investment specified in the Letter of Intent is not completed (either prior to or by the end of the 13-month period), the Distributor will redeem, within 20 days of the expiration of the Letter of Intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the Letter of Intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the Letter of Intent, the shareholder irrevocably appoints the Distributor his or her attorney to surrender for redemption any or all shares purchased under the Letter of Intent with full power of substitution in the premises.

Right of Accumulation

A shareholder qualifies for cumulative quantity discounts on the purchase of shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the Funds, reaches a discount level. See "INFORMATION ABOUT FUND SHARES - How to Purchase Shares" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide the Distributor with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

Exchange Privilege

Shares of each Fund for which payment has been received (i.e., an established account) may be exchanged at their net asset value for shares of the other Fund. No initial sales charge is imposed on shares being acquired through an exchange unless the sales charge of the Fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No redemption fee is imposed on shares being disposed of through an exchange; however, a redemption fee may apply to redemptions of shares acquired through an exchange of shares of the REIT Index Fund at the rate which would have been applicable if the shareholder had continued to hold shares of the REIT Index Fund. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

Each Exchange Request must be in proper form (see "How to Redeem Shares" in the Prospectus), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the shareholder's account. Each exchange involves the redemption of the shares of a Fund to be exchanged and the purchase at net asset value of the shares of the other Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's Federal income tax return, unless such shares were held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Distributor in writing or by telephone on any business day prior to 4:00 p.m., New York time, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by a Fund, and thus the purchase of shares of the other Fund, may be delayed for up to seven days if the Fund determines that such delay would be in the best interest of all of its shareholders.

                                  5. MANAGEMENT

The Trustees and officers of the Trust, their addresses and ages, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees are "interested persons" (as defined in the 1940 Act) of the Trust.

Trustees of the Trust

Winsor H. Aylesworth* (age 49) - President and Trustee of the Trust; President, Treasurer, Director, and controlling shareholder, GrandView Advisers, Inc. (since March, 1995); President, Director, and controlling shareholder, WHA Enterprises, Inc. (since September, 1991); Executive Vice President, Loan Review Department, Bank of Boston Connecticut (1990 - 1993). His address is 127 Grandview Drive, Glastonbury CT 06033.

Arthur Collins (age 67) - Trustee of the Trust; President, Collins Enterprises LLC/Collins Development Corporation (since 1972); Director, Connecticut National Bank (1986 - 1992). His address is 53 Forest Avenue, Old Greenwich, CT 06870.

Richard W. Jagolta (age 62) - Trustee of the Trust; Business Development Manager, Polaroid Corporation (1957 - April, 1995). His address is 40 Blueridge Avenue, Saugus, MA 01906.

Raymond H. Weaving (age 55) - Trustee of the Trust; Director of Lending, Massachusetts Housing Investment Corporation (since November, 1993); Vice President and Team Leader, Baybank Boston, Inc. (1992 - 1993); Consultant, Malden Trust Co. (1991 - 1992). His address is 11 Perry Henderson Drive, Framingham, MA 01701.

Officers of the Trust

Winsor H. Aylesworth (age 49) - President of the Trust; President, Treasurer, Director, and controlling shareholder, GrandView Advisers, Inc. (since March,
1995); President, Director, and controlling shareholder, WHA Enterprises, Inc. (since September, 1991); Executive Vice President, Loan Review Department, Bank of Boston Connecticut (1990 - 1993). His address is 127 Grandview Drive, Glastonbury CT 06033.

Lucille C. Carlson (age 38) - Vice President of the Trust; Executive Vice President and Director, GrandView Advisers, Inc. (since March, 1995); Director of Research, WHA Enterprises, Inc. (since July, 1993); Assistant Vice President, Loan Review Department, Bank of Boston Connecticut (1991 - April, 1995). Her address is 127 Grandview Drive, Glastonbury CT 06033.

David F. Wolf (age 49) - Vice President of the Trust; Executive Vice President and Director, GrandView Advisers, Inc. (since March, 1995); Director of Marketing, WHA Enterprises, Inc. (since July, 1993); Financial Planning Consultant, John Hancock Financial Services, Inc. (1992 - May, 1995); real estate developer (1991 - 1992). Mr. Wolf is a registered representative of the Funds' Distributor, Capital Investment Group, Inc. His address is 127 Grandview Drive, Glastonbury CT 06033.

C. Frank Watson III (age 26) - Secretary of the Trust; Vice President, The Nottingham Company (since 1992). His address is 105 North Washington Street, Rocky Mount, NC 27802.

J. Hope Reese (age 36) - Treasurer of the Trust; Comptroller, The Nottingham Company (since 1995); Cash Manager, Law Companies Group (since 1993); Financial Manager, MGR Food Services (since 1992). Her address is 105 North Washington Street, Rocky Mount, NC 27802.

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Compensation of Trustees and Officers

Each Trustee who is not an "interested person" of the Trust receives a retainer fee of $25 per Fund per meeting, plus a fee per meeting based on the amount of assets of each Fund. The asset-based fee is waived if Fund assets do not exceed $5 million. For assets between $5 million and $10 million, the fee is $100 per meeting per Fund ($50 per meeting for the REIT Index Fund). For assets between $10 million and $25 million, the fee is $200 per meeting per Fund ($100 per meeting for the REIT Index Fund). For assets between $25 million and $50 million, the fee is $400 per meeting per Fund ($200 per meeting for the REIT Index Fund). For assets between $50 million and $75 million, the fee is $600 per meeting per Fund ($300 per meeting for the REIT Index Fund). Finally, for assets greater than $75 million, the fee is $800 per meeting per Fund ($400 per meeting for the REIT Index Fund). In addition, a Trustee who is a member of the Audit or Nominating Committee will be paid $500 for attendance at each meeting of such committee not held in conjunction with a meeting of the Board of Trustees of the Trust. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                               Compensation Table*



                                                              Pension                                         Total
                                       Aggregate         Retirement Benefits         Estimated            Compensation
                                      Compensation           Accrued As               Annual             from the Trust
        Name of Person,                 from the            Part of Fund           Benefits Upon             Paid to
            Position                     Trust                Expenses              Retirement              Trustees
            --------                     -----                --------              ----------              --------
Winsor H. Aylesworth                      None                  None                   None                   None
Trustee
Arthur Collins                             $0                   None                   None                    $0
Trustee
Richard W. Jagolta                        $75                   None                   None                    $75
Trustee
Raymond H. Weaving                        $75                   None                   None                    $75
Trustee


*Figures are for the fiscal year ended March 31, 1997.


Principal Holders of Voting Securities

As of July 22, 1997, the Trustees and officers of the Trust as a group owned beneficially (i.e. had voting and/or investment power) 17.51% and 19.28%, respectively, of the then outstanding shares of the REIT Index Fund and the Realty Growth Fund, respectively. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Funds as of July 22, 1997.

                                 REIT INDEX FUND

            Name and Address                       Amount and Nature of
           of Beneficial Owner                     Beneficial Ownership*                           Percent

FTC & Co.                                               31,419.301                                24.780%**
P. O. Box 173736
Denver, CO  80217

Donaldson Lufkin Jenrette                               11,659.039                                 9.195%
Securities Corp., Inc.
Lynn D. Rathjen, Tr.
Post Office Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette                               11,659.039                                 9.195%
Securities Corp, Inc.
Thomas D. Bednar, Tr.
Post Office Box 2052
Jersey City, NJ  07303-9998

* The shares indicated are believed by the Trust to be owned both of record and beneficially by the indicated shareholders, except for shares held of record by Donaldson Lufkin Jenrette Securities Corp., Inc. for the benefit of its indicated clients.

** Pursuant to applicable SEC regulations, this shareholder is deemed to control the Fund.

                               REALTY GROWTH FUND

            Name and Address                        Amount and Nature of
           of Beneficial Owner                      Beneficial Ownership*                           Percent

Chuck & Elizabeth Chan                                   10,405.029                                  9.753%
2146 Woodleaf
Mountain View, California 94040

Donaldson Lufkin Jenrette                                 6,344.916                                 5.947%
Securities Corp, Inc.
Union Bank of CA, Trustee
Post Office Box 2052
Jersey City, NJ  07303-9998

Christine R. Cox                                          6,060.606                                 5.681%
6310 NE 165 Court
Bothell, Washington 98011

First Union National Bank, NC                             5,886.281                                 5.517%
Winsor H. Aylesworth, IRA
127 GrandView Drive
Glastonbury, Connecticut 06033

* The shares indicated are believed by the Trust to be owned both of record and beneficially by the indicated shareholders, except for shares held of record by Donaldson Lufkin Jenrette Securities Corp, Inc. for the benefit of its indicated client.


Adviser

GrandView Advisers, Inc. manages the assets of each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees may determine, the Adviser manages the securities of each Fund and makes investment decisions for each Fund. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting securities transactions for each Fund. Each of the Advisory Agreements will continue in effect until April 26, 1998, and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

Winsor H. Aylesworth, Lucille C. Carlson and David F. Wolf, who are all directors, officers, and shareholders of the Adviser, serve as co-portfolio managers for the Funds. They collectively have over 50 years experience in the commercial real estate finance and management and securities businesses. Winsor
H. Aylesworth, President, Treasurer, Director, and the controlling shareholder of the Adviser, has had over ten years of experience with Bank of Boston Corporation and Bank of Boston Connecticut. At Bank of Boston, Mr. Aylesworth's responsibilities included forming and managing workout and OREO groups and overseeing the disposition of real estate properties and other assets by the OREO groups. Mr. Aylesworth was also responsible for managing Bank of Boston Corporation's Florida Loan Production Office and for overseeing the granting of construction loans on investment grade real estate. Lucille C. Carlson, Executive Vice President and a Director of the Adviser, has managed cases on non-performing assets, including loan restructuring and OREO management and disposition, for Bank of Boston Connecticut. Ms. Carlson has served as a real estate asset management officer, managing an institutional grade real estate portfolio comprised of commercial property and other portfolios consisting of real estate property and mortgages for John Hancock Properties Inc. and Cigna Investments Inc., and has served as a securities and equity analyst. David F. Wolf, Executive Vice President and a Director of the Adviser, has over eight years of experience as a financial consultant, serving as a consultant for John Hancock Financial Services and Shearson Lehman Brothers. Mr. Wolf has acted as an account executive for NCNB Securities and has professional experience in the areas of real estate developing, lending, workouts and asset management. Mr. Aylesworth, Ms. Carlson and Mr. Wolf also control WHA Enterprises, Inc., which since 1991 has published a monthly newsletter on the REIT industry known as The Winsor Report. The Adviser was organized in March, 1995, and has no previous experience as an investment adviser.

Each of the Advisory Agreements provides that the Adviser may render services to others. Each Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board of Trustees, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

Upon termination of any contract with GrandView Advisers, Inc., or any corporation affiliated therewith, acting as investment adviser or manager, the Board of Trustees will promptly change the name of the Trust and of each of the Funds to a name which does not include "GrandView" or any approximation or abbreviation thereof.

The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreements.

For the fiscal year ended March 31, 1997, and the period from July 3, 1995, to March 31, 1996, the Adviser voluntarily waived its advisory fee for the REIT Index Fund in the amount of $2,126 and $314, respectively, and voluntarily reimbursed $37,598 and $17,159, respectively, of the Fund's operating expenses. For the fiscal year ended March 31, 1997, and the period from July 3, 1995, to March 31, 1996, the Adviser voluntarily waived its advisory fee for the Realty Growth Fund in the amount of $5,537 and $675, respectively, and voluntarily reimbursed $35,736 and $18,489, respectively, of the Fund's operating expenses.

Administrator and Transfer Agent

Pursuant to an administrative services agreement (the "Administrative Services Agreement"), Nottingham serves as the administrator and fund accounting agent for the Funds. Under the Administrative Services Agreement Nottingham provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. The Administrator provides persons satisfactory to the Board of Trustees to serve as Trustees and officers of the Trust. Such Trustees and officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Nottingham or its affiliates.

The Administrative Services Agreement with the Trust provides that Nottingham may render administrative services to others. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or by either party on not more than 90 days' written notice. The Administrative Services Agreement with the Trust also provides that neither Nottingham, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Trust's Administrative Services Agreement.

The Prospectus contains a description of the fees payable to the Administrator under the Administrative Services Agreement.

For the fiscal year ended March 31, 1997, and the period from July 3, 1995, to March 31, 1996, the Administrator received registration and filing administration fees of $1,699 and $786, respectively, Fund administration fees of $1,366 and $198, respectively, and Fund accounting fees of $9,300 and $0, respectively, from the REIT Index Fund, in addition to reimbursement for various securities pricing, registration, filing, shareholder servicing, and other Fund expenses. For the fiscal year ended March 31, 1997, and the period from July 3, 1995, to March 31, 1996, the Administrator received registration and filing administration fees of $1,694 and $794, respectively, Fund administration fees of $1,661 and $186, respectively, and Fund accounting fees of $9,300 and $0, respectively, from the Realty Growth Fund (having waived $43 of such fees for the period from July 3, 1995 to March 31, 1996), in addition to reimbursement for various securities pricing, registration, filing, shareholder servicing, and other Fund expenses.

With the approval of the Trust, the Administrator has contracted with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

Distributor

Capital Investment Group serves as the Distributor of each Fund's shares pursuant to a Distribution Agreement (the "Distribution Agreement") with the Trust. Unless otherwise terminated, the Distribution Agreement for the Funds remains in effect until April 26, 1998, and, for each Fund, thereafter will continue from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Trust and by the vote of a majority of the Board of Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

The Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to shares of the Funds after concluding that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and its shareholders. The Distribution Plan provides that each Fund may expend up to 0.25% of such Fund's average daily net assets annually to finance any activity primarily intended to result in the sale of shares of the Fund and/or the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares of the Funds may not exceed 0.25% of the shares' average net asset value.

Potential benefits of the Distribution Plan to the Funds include improved shareholder services, savings to the Funds in transfer agency costs, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.

The Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). The Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to any Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of that Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

David F. Wolf, a registered representative of the Funds' Distributor, may receive brokerage commissions from the Distributor in connection with sales of shares of the Funds. He may also receive payments under the Distribution Plan in connection with the sale of shares of the Funds and/or the servicing of shareholder accounts. Mr. Wolf is a Vice President of the Trust and is an Executive Vice President and a Director of GrandView Advisers, Inc.

For the fiscal year ended March 31, 1997, and the period from July 3, 1995, to March 31, 1996, the aggregate dollar amount of sales charges paid on the sale of shares of the REIT Index Fund was $2,138 and $259, respectively, of which the Distributor retained $426 and $52, respectively, after reallowances to broker-dealers and sales representatives.

For the fiscal year ended March 31, 1997, and the period from July 3, 1995, to March 31, 1996, the aggregate dollar amount of sales charges paid on the sale of shares of the Realty Growth Fund was $220 and $79, respectively, of which the Distributor retained $0 and $10, respectively, after reallowances to broker-dealers and sales representatives.

Custodian

The Trust has entered into a Custodian Agreement with First Union National Bank of North Carolina, Two First Union Center, Charlotte, North Carolina 28288, pursuant to which custodial services are provided for the Trust and the Funds.

Independent Auditors

The firm of KPMG Peat Marwick LLP, 1021 East Cary Street, Richmond, Virginia 23219-4023, serves as independent auditors for the Funds, audits the annual financial statements of the Funds, and prepares the Funds' federal and state tax returns. A copy of the most recent annual report of each Fund will accompany this Statement of Additional Information whenever it is requested by a shareholder or prospective investor.

                            6. PORTFOLIO TRANSACTIONS

The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in the portfolio of the REIT Index Fund will be effected primarily to accommodate cash flows into and out of the Fund and changes in the GrandView REIT Index. Changes in a Fund's investments are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. It is anticipated that the portfolio turnover rate of the REIT Index Fund and of the Realty Growth Fund will not exceed 50% and 100%, respectively, in the coming year. The amount of a Fund's brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of each Fund on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreements, in connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Funds, subject to any applicable laws, rules and regulations.

The investment advisory fee that each Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In certain instances there may be securities that are suitable as an investment for a Fund, as well as for one or more of the Adviser's other clients (including other Funds). When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For the fiscal year ended March 31, 1997, and the period from July 3, 1995, to March 31, 1996, the REIT Index Fund paid brokerage commissions of $3,502 and $1,931, respectively, and the Realty Growth Fund paid brokerage commissions of $12,994 and $3,149, respectively.

             7. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. While there are at present no series of the Trust other than the Funds, the Trust has reserved the right to create and issue additional series of shares, as well as classes of shares within each series. Each share of each Fund represents an equal proportionate interest in the Fund with each other share. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular Fund, only shares of that particular Fund are entitled to vote.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares, or of the affected series, would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

It is not contemplated that share certificates will be issued for the shares. However, upon the written request of a shareholder, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                        8. CERTAIN ADDITIONAL TAX MATTERS

Each of the Funds has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of a Fund's gross income, the amount of Fund distributions, and the composition and holding period of a Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes will be required to be paid by the Funds, although non-U.S. source income earned by each Fund may be subject to non-U.S. withholding taxes. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and distributions by that Fund would generally be taxable as ordinary income to shareholders.

The portion of each Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Any dividend that is declared by a Fund in October, November or December of any calendar year, that is payable to shareholders of record in such a month and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of any of the Funds by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of a Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) of shares of that same Fund.

The Funds' transactions in forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Funds will limit their activities in forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to non-U.S. investments of the Funds. Investment income received by a Fund from non-U.S. securities may be subject to non-U.S. income taxes withheld at the source. The United States has entered into tax treaties with many other countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. The Funds intend to qualify for treaty-reduced rates where available. It is not possible, however, to determine the Funds' effective rate of non-U.S. tax in advance since the amount of the Funds' respective assets to be invested within various countries is not known.

                         9. SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-525-3863, or by writing to:

                               The GrandView Funds
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Net Asset Value and Pricing of Orders" in the Prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                            10. FINANCIAL STATEMENTS

Attached.

                               1997 Annual Report
                           GrandView Investment Trust
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                  May 26, 1997

                                                          Telephone 919-972-9922
                                                          U.S. WATS 800-525-FUND
                                                          Facsimile 919-442-4226


To the Shareholders of the GrandView REIT Index Fund:

We are pleased to present our second annual report for the GrandView REIT Index Fund. As is our custom, we present our results in the table below along with appropriate market benchmarks.

------------------- ----------------- ---------------- ----------------- ==================== -------------------
Period Ending          Dow Jones          S&P 500       GrandView REIT     GrandView REIT       GrandView REIT
                     Utility Index         Index            Index         Index Fund (NAV)        Index Fund
                    (Total Return )   (Total Return)    (Total Return)     (Total Return)           (MOP)
                                                                                                (Total Return)
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Three Month              -4.71%           -3.23%            -0.13%             -0.85%               -3.83%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Six Months               3.61%            11.25%            18.46%             17.32%               13.80%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
One Year                 8.60%            19.63%            31.16%             28.85%               24.98%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Since Inception          19.15%           43.71%            44.57%             37.10%               32.94%
From 07/03/95
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------

NAV= Net Asset Value (Without Sales Load)
MOP = Maximum Offering Price (With Sales Load)

As can be seen by the numbers above, it has been a good 12 month period for our investors. Our three, six and twelve month performance totals have exceeded both the general market as measured by the S&P 500 as well as comparable income oriented sector as represented by the Dow Jones Utility Index. The Fund is now over 5 times bigger than it was a year ago and is now fully invested in its benchmark index consisting of 60 REIT securities. As we have increased in size, we have continually narrowed the gap between the Fund's performance and the performance of its benchmark index. Investors are reminded that the Fund will never exactly duplicate the index's performance as a result of Fund expenses and timing of Fund purchases or redemptions. However, investors should anticipated returns that fall between 1-2% below that of the index on an annual basis. The Fund's correlation with its benchmark index continues to run at or above 99.9%. Finally, the Fund paid out $0.5512 per share in dividends and $0.0103 per share in capital gains over the 12 month period. We anticipate continuing to pay quarterly dividends in 1997 with any capital gains being paid in December 1997 and March 1998.

We think investors choose real estate securities for many reasons. Some of these reason include income, appreciation, and defensive diversification. We believe that an investment in The GrandView REIT Index Fund is a well diversified, lower risk, cost efficient way to achieve these objectives. This year's dividend distribution was above the average for the real estate mutual fund industry while the total return has provided excellent growth of principal. But one of the more unique aspects of real estate securities is their defensive characteristics in times of overall market volatility. The stock market in 1997 has seen wide swings both positive and negative in such indices as the Dow Jones
Industrial   Average  and  the  S&P  500.

Although not unscathed by market corrections, real estate securities should not be as volatile. This is primarily due to the income nature of the security. We think the 1997 performance to date of your investment in the GrandView REIT Index Fund shows the stabilizing influence a well diversified real estate fund can add to an investment portfolio.

Finally, since the last 12 months has been so good for the security class and your investment in particular, we are asked what the future holds and what should an investor expect going forward. This reminds us of the "What have you done for us lately?" question. First, it is impossible to predict the future but we can make some general observations. With minor exception, the real estate recovery is continuing. Supply and demand pressures are still on the demand side which should be bullish for rents and REIT earnings. Next, the overall economy of the country continues to display growth with low to moderate inflation. This has historically been characteristics that are kind to commercial real estate. Third, many large private holders of real estate such as pension funds and other institutional investors want to securitize their real estate holdings. This should mean that the REIT industry should continue to grow in size. Negatives include further interest rate increases by the Federal Reserve and historically high market valuations for individual REITs. Factoring all this together, it is our opinion, that if interest rates remain moderate, REIT investors should be expecting low to mid teen type annual total returns over a prolonged investment period. Remember, that one of the joys of an investment in the GrandView REIT Index Fund is that your investment will provide you the same general return as the overall REIT market regardless of what it is.

As always we thank you for your support and look forward to the future. Should you have any questions or desire additional information, please feel free to contact the Fund Administrator at 1-800-525-3863, or the offices of GrandView Advisers at 1-800-578-4301

Winsor H. Aylesworth
President
GrandView Advisers, Inc.

                           GrandView REIT Index Fund
                    Performance Update - $10,000 Investment
        For the period from July 3, 1995 (commencement of operations) to
                                 March 31, 1997

              GrandView      S&P 500         Dow Jones       GrandView
              REIT Fund      Index           Utility         REIT Index

 03-Jul-95    9,700.00       10,000.00       10,000.00       10,000.00

 30-Sep-95    9,991.00       10,748.00       10,722.00       10,463.00

 31-Dec-95   10,351.00       11,395.00       11,451.00       10,935.00

 31-Mar-96   10,321.00       12,007.00       10,963.00       11,147.00

 30-Jun-96   10,726.00       12,545.00       11,503.00       11,636.00

 30-Sep-96   11,335.00       12,933.00       11,491.00       12,343.00

 31-Dec-96   13,413.00       14,011.00       12,488.00       14,481.00

 31-Mar-97   13,298.00       14,387.00       11,890.00       14,447.00

This graph depicts the performance of the GrandView REIT Index Fund versus the S&P 500 Index, Dow Jones Utility Index, and GrandView REIT Index. It is important to note that the GrandView REIT Index Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Annualized Total Return

----------------------------------------------------------------------

                           Since Inception            One Year

----------------------------------------------------------------------

     No Sales Load              19.82%                 28.85%

----------------------------------------------------------------------

 Maximum 3% Sales Load          17.74%                 24.98%

----------------------------------------------------------------------


The graph assumes an initial $10,000 investment at July 3, 1995 ($9,700 after maximum sales load of 3.0%). All dividends and distributions are reinvested.

At March 31, 1997, the GrandView REIT Index Fund would have grown to $13,298 - total investment return of 32.98% since July 3, 1995. Without the deduction of the 3.0% maximum sales load, the GrandView REIT Index Fund would have grown to $13,710 - total investment return of 37.10% since July 3, 1995.

At March 31, 1997, a similar investment in the S&P 500 Index would have grown to $14,387 - total investment return of 43.87%; the Dow Jones Utility Index would have grown to $11,890 - total investment return of 18.90%; the GrandView REIT Index would have grown to $14,447 - total investment return of 44.47% since July 3, 1995.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                           GRANDVIEW REIT INDEX FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

--------------------------------------------------------------------------------
                                                                       Value
                                            Shares                    (note 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 96.68%

   Real Estate Investment Trusts

      American Health Properties, Inc.             402                    $9,899
      Arden Realty Group, Inc.                     393                    10,709
      Avalon Properties, Inc.                      897                    24,667
      Bay Apartment Communities, Inc.              338                    12,125
      Beacon Properties Corporation              1,144                    37,895
      BRE Properties, Inc.                         845                    20,914
      Cali Realty Corporation                      753                    24,096
      Capstead Mortgage Corporation              1,045                    21,291
      CarrAmerica Realty Corporation             1,070                    32,902
      CBL & Associates Properties, Inc.            374                     9,163
      Chateau Properties, Inc.                     205                     5,406
      Chelsea GCA Realty, Inc.                     208                     7,462
      Cousins Properties, Inc.                     750                    20,438
      Crescent Real Estate Equities Comp         1,868                    49,969
      CWM Mortgage Holdings, Inc.                1,208                    23,405
      Developers Diversified Realty Corp           567                    21,333
      Duke Realty Investments, Inc.                604                    24,538
      Equity Residential Properties Trus         1,286                    57,066
      Federal Realty Investment Trust              942                    24,257
      FelCor Suite Hotels, Inc.                    409                    15,031
      First Industrial Realty Trust, Inc           777                    24,476
      Franchise Corporation of America           1,014                    24,209
      Gables Residential Trust                     332                     8,466
      General Growth Properties                    790                    25,083
      Health Care Property Investors, In           725                    24,016
      Health and Retirement Property Tru         1,379                    24,822
      Highwoods Properties Inc.                    929                    31,122
      Horizon Group, Inc.                          386                     4,970
      Hospitality Properties Trust                 697                    21,346
      Kimco Realty Corporation                     742                    24,115
      Liberty Property Trust                       519                    12,716
      The Macerich Company                         434                    12,152
      Manufactured Home Communities, Inc           434                     9,494
      Meditrust Corporation                      1,567                    58,371
      Merry Land & Investment Company, I           634                    12,997
      Mills Corp.                                  319                     8,055
      National Health Investors, Inc.              402                    14,924
      Nationwide Health Properties, Inc.         1,072                    22,914
      New Plan Realty Trust                      1,192                    26,969
      OMEGA Healthcare Investors, Inc.             294                     9,224
      Patriot American Hospitality, Inc.         1,092                    26,481
      Post Properties, Inc.                        554                    21,121
      Public Storage, Inc.                       2,446                    70,934

                                                                    (Continued)

                           GRANDVIEW REIT INDEX FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997
--------------------------------------------------------------------------------
                                                                       Value
                                            Shares                    (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Realty Income Corporation                    398                    $9,154
      Resource Mortgage Capital, Inc.              348                     9,005
      Security Capital Pacific Trust             1,923                    46,873
      Security Capital Atlantic Incorpor           968                    21,538
      Security Capital Industrial Trust          2,424                    50,601
      Shurgard Storage Centers, Inc.               444                    12,265
      Simon DeBartolo Group, Inc.                2,558                    77,379
      Spieker Properties, Inc.                     743                    28,977
      Starwood Lodging Trust                     1,008                    39,312
      Storage USA, Inc.                            647                    23,858
      Sun Communities, Inc.                        264                     8,448
      Taubman Centers, Inc.                        868                    11,284
      TriNet Corporate Realty Trust, Inc           238                     7,527
      United Dominion Realty Trust               1,529                    22,553
      Vornado Realty Trust                         669                    44,656
      Washington Real Estate Investment            566                    10,117
      Weingarten Realty Investors                  551                    23,349
                                                   ---                    ------


Total Common Stocks (Cost $1,327,639)                                  1,418,439
                                                                       ---------


                                            Principal
                                             Amount
                                          ------------
REPURCHASE AGREEMENT (a) - 1.42%
      Wachovia Bank                            $20,729                    20,729
      6.50%, due April 1, 1997                                            ------
      (Cost $20,729)



Total Value of Investments (Cost $1,348,368 (b))           98.10%     $1,439,168
Other Assets Less Liabilities                               1.90%         27,930
                                                            ----          ------
   Net Assets                                             100.00%     $1,467,098
                                                          ======      ==========



(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company.



                                                                    (Continued)

                           GRANDVIEW REIT INDEX FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997



(b)  Aggregate  cost for financial  reporting and federal income tax purposes is
     the  same.  Unrealized  appreciation   (depreciation)  of  investments  for
     financial reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                          $106,826
      Unrealized depreciation                                           (16,026)
                                                                       --------
         Net unrealized appreciation                                    $90,800
                                                                       ========


See accompanying notes to financial statements

                           GRANDVIEW REIT INDEX FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $1,348,368)                         $1,439,168
   Cash                                                                 6,479
   Income receivable                                                    6,646
   Prepaid expenses                                                     2,865
   Deferred organization expenses, net (note 4)                        17,695
   Due from advisor (note 2)                                               59
   Other assets                                                            50
                                                                   ----------
      Total assets                                                  1,472,962
                                                                   ----------
LIABILITIES
   Accrued expenses                                                     5,864
                                                                   ----------

NET ASSETS
   (applicable to 117,053 shares outstanding; unlimited
   shares of no par value beneficial interest authorized)          $1,467,098
                                                                   ==========
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($1,467,098 \ 117,053 shares)                                       $12.53
                                                                   ==========
MAXIMUM OFFERING PRICE PER SHARE
   (100 \ 97 of $12.53)                                                $12.92
                                                                   ==========
NET ASSETS CONSIST OF
   Paid-in capital                                                 $1,380,082
   Accumulated net realized loss on investments                        (3,784)
   Net unrealized appreciation on investments                          90,800
                                                                   ----------
                                                                   $1,467,098
                                                                   ==========

See accompanying notes to financial statements

                           GRANDVIEW REIT INDEX FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Dividends                                                        $32,233
      Interest                                                             715
                                                                      --------
         Total income                                                   32,948
                                                                      --------
   Expenses
      Investment advisory fees (note 2)                                  2,126
      Fund administration fees (note 2)                                  1,366
      Custody fees                                                       5,370
      Registration and filing administration fees (note 2)               1,699
      Fund accounting fees (note 2)                                      9,300
      Audit fees                                                         6,471
      Legal fees                                                         2,533
      Securities pricing fees                                              570
      Shareholder recordkeeping fees                                       286
      Shareholder servicing expenses                                     2,261
      Registration and filing expenses                                   4,915
      Printing expenses                                                    261
      Amortization of deferred organization expenses (note 4)            5,442
      Trustee fees and meeting expenses                                    101
      Other operating expenses                                           3,365
                                                                      --------
         Total expenses                                                 46,066
                                                                      --------
         Less:
            Expense reimbursements (note 2)                            (37,598)
            Investment advisory fees waived (note 2)                    (2,126)
                                                                      --------
         Net expenses                                                    6,342
                                                                      --------
            Net investment income                                       26,606
                                                                      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss from investment transactions                       (3,402)
   Increase in unrealized appreciation on investments                   91,681
                                                                      --------
      Net realized and unrealized gain on investments                   88,279
                                                                      --------
         Net increase in net assets resulting from operations         $114,885
                                                                      ========


See accompanying notes to financial statements

                                            GRANDVIEW REIT INDEX FUND

                                       STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                                                                          For the
                                                                                                      period from
                                                                                                     July 3, 1995
                                                                                                    (commencement
                                                                                      Year ended   of operations)
                                                                                        March 31,    to  March 31,
                                                                                            1997             1996
------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

  Operations
     Net investment income                                                               $26,606           $5,240
     Net realized gain (loss) from investment transactions                                (3,402)           1,665
     Increase (decrease) in unrealized appreciation on investments                        91,681             (881)
                                                                                          ------             ----
        Net increase in net assets resulting from operations                             114,885            6,024
                                                                                         -------            -----

  Distributions to shareholders from
     Net investment income                                                               (26,606)          (5,240)
     Tax return of capital                                                                (5,692)               0
     Net realized gain from investment transactions                                         (479)          (1,568)
                                                                                            ----           ------
        Decrease in net assets resulting from distributions                              (32,777)          (6,808)
                                                                                         -------           ------

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a)              1,132,197          253,577
                                                                                       ---------          -------

           Total increase in net assets                                                1,214,305          252,793
                                                                                       =========          =======

NET ASSETS

  Beginning of period                                                                    252,793                0
                                                                                         -------          -------

  End of period                                                                       $1,467,098         $252,793
                                                                                      ==========         ========



(a) A summary of capital share activity follows:
                                                -----------------------------------------------------------------
                                                                                 For the period from July 3, 1996
                                                            Year ended             (commencement of operations)
                                                           March 31, 1997                  to March 31, 1996
                                                -----------------------------------------------------------------
                                                       Shares           Value            Shares            Value
                                                     ----------       ----------       ---------        ---------
Shares sold                                             100,474       $1,238,757          25,257         $258,779
Shares issued for reinvestment
  of distributions                                        2,066           24,781             482            4,916
                                                          -----           ------             ---            -----
                                                        102,540        1,263,538          25,739          263,695

Shares redeemed                                         (10,250)        (131,341)           (976)         (10,118)
                                                        -------         --------            ----          -------
  Net increase                                           92,290       $1,132,197          24,763         $253,577
                                                         ======       ==========          ======         ========




See accompanying notes to financial statements

                               GRANDVIEW REIT INDEX FUND

                                  FINANCIAL HIGHLIGHTS

                    (For a Share Outstanding Throughout the Period)


----------------------------------------------------------------------------------------
                                                                                For the
                                                                            period from
                                                                           July 3, 1995
                                                                       (commencement of
                                                            Year ended       operations)
                                                              March 31,     to March 31,
                                                                  1997             1996
----------------------------------------------------------------------------------------

Net asset value, beginning of period                            $10.21           $10.00

   Income from investment operations
      Net investment income                                       0.50             0.33
      Net realized and unrealized gain on investments             2.38             0.32
                                                                  ----             ----
         Total from investment operations                         2.88             0.65

   Distributions to shareholders from
      Net investment income                                      (0.50)           (0.33)
      Tax return of capital                                      (0.05)            0.00
      Net realized gain from investment transactions             (0.01)           (0.11)
                                                                 -----            ----
         Total distributions                                     (0.56)           (0.44)
                                                                 -----            -----

Net asset value, end of period                                  $12.53           $10.21
                                                                ======           ======


Total return (a)                                                 28.85 %           6.40 %
                                                                 =====             ====


Ratios/supplemental data

   Net assets, end of period                                $1,467,098         $252,793
                                                            ==========         ========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees               7.59 %          20.63 %(b)
      After expense reimbursements and waived fees                1.04 %           1.05 %(b)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees              (2.16)%         (13.66)%(b)
      After expense reimbursements and waived fees                4.38 %           5.86 %(b)


   Portfolio turnover rate                                       23.38 %          47.46 %

   Average broker commissions per share                          $0.07

   (a) Total return does not reflect payment of sales charge.

   (b) Annualized.



See accompanying notes to financial statements

                            GRANDVIEW REIT INDEX FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The GrandView REIT Index Fund (the "Fund") is a diversified series of shares of beneficial interest of the GrandView Investment Trust (the "Trust"). The Trust, an open-ended investment company, was organized on February 6, 1995 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth of capital by selecting investments which are equity securities of real estate industry companies which are undervalued or have significant "turnaround" potential. The Fund began operations on July 3, 1995. Shares of the Fund purchased are subject to a maximum sales charge of 3.00%. Shares of the Fund redeemed are subject to a 1.00% redemption fee, which applies to redemptions during the first six months after share purchases. The redemption fee is subsequently reduced after the first six months and is eliminated after one year. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - At March 31, 1997, the Fund was considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     The character of distributions made during the year from net investment income or net realized gains from investment transactions may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains are recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     The Fund records distributions received from its investments in real estate investment trusts that represent a tax return of capital as a reduction of the cost basis of investments.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

                                                                     (Continued)

                            GRANDVIEW REIT INDEX FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities loaned. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, GrandView Advisers, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.35% of the Fund's average daily net assets.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.05% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $2,126 ($0.04 per share) and has voluntarily reimbursed $37,598 of the Fund's operating expenses for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.225% of the Fund's first $25 million of average daily net assets, 0.20% of the next $25 million of average daily net assets, and 0.175% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $800 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.



                                                                     (Continued)

                            GRANDVIEW REIT INDEX FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 1997, the Distributor retained sales charges in the amount of $426.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

At March 31, 1997, the Advisor, its officers, and Trustees of the Fund held 20,197 shares or 17% of the Fund shares outstanding.

NOTE 3 - DISTRIBUTION AND SERVICE FEES

The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.

The Trustees of the Trust do not currently intend to authorize the payment of any such distribution and service fees from the Fund, although they have authority under the Plan to do so in the future. Shareholders of the Fund will be given at least sixty days written notice before any distribution and service fees are imposed.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $1,232,281 and $137,495, respectively, for the year ended March 31, 1997.


NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

For federal income tax purposes, The Fund must report distributions from net realized gains from investment transactions that represent long-term capital gains to its shareholders. All of the $0.01 per share of such distributions for the year ended March 31, 1997, represent long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Independent Auditors' Report



To the Board of Trustees and Shareholders
GrandView Investment Trust:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the GrandView REIT Index Fund (the "Fund"), a series of the GrandView Investment Trust, as of March 31, 1997, and the related statement of operations for the year then ended, and the sta tements of changes in net assets and financial highlights for the year then ended and for the period from July 3, 1995 (commencement of operations) to March 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to expr ess an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examinin g, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and sign ificant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GrandView REIT Index Fund as of March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and fi nancial highlights for the year then ended and for the period from July 3, 1995 (commencement of operations) to March 31, 1996 in conformity with generally accepted accounting principles.






Richmond, Virginia
April 25, 1997

                               1997 Annual Report
                           GrandView Investment Trust
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                  May 26, 1997

                                                          Telephone 919-972-9922
                                                          U.S. WATS 800-525-FUND
                                                          Facsimile 919-442-4226

To the Shareholders of the GrandView Realty Growth Fund:

We are pleased to present our second annual report for the GrandView Realty Growth Fund. As is our custom, we present our results in the table below along with appropriate market benchmarks.




------------------- ----------------- ---------------- ----------------- ==================== -------------------
Period Ending          Dow Jones          S&P 500       GrandView REIT    GrandView Realty     GrandView Realty
                     Utility Index         Index            Index         Growth Fund (NAV)      Growth Fund
                    (Total Return )   (Total Return)    (Total Return)     (Total Return)           (MOP)
                                                                                                (Total Return)
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Three Month              -4.71%           -3.23%            -0.13%              9.67%               6.38%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Six Months               3.61%            11.25%            18.46%             22.51%               18.83%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
One Year                 8.60%            19.63%            31.16%             45.12%               40.75%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Since Inception          19.15%           43.71%            44.57%             53.39%               48.75%
From 07/03/95
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
NAV= Net Asset Value (Without Sales Load)
MOP = Maximum Offering Price (With Sales Load)


It has been an excellent year for the GrandView Realty Growth Fund. As can be seen above, our performance has been outstanding by any measure. As ranked by Lipper Analytical Services, your fund was ranked the number one (1) performing real estate fund for the twelve month period ending March 31, 1997.* This performance has lead to several timely articles about the real estate security industry and your fund in particular. The most recent article was in Mutual Fund Magazine under "Undiscovered Funds". If any investor would like a reprint of the article, please feel free to call us at 1-800-578-4301. Finally, the Fund paid out $0.3380 per share in dividends and $1.5303 per share in capital gains over the 12 month period. We anticipate continuing to pay quarterly dividends in 1997 with any capital gains being paid in December 1997 and March 1998.

* Ranked 1st out of 50 real estate funds based on total return for the 52 week period ending March 31, 1997, as reported by Lipper Analytical Services, Inc. Past performance is no guarantee of future results. During the period covered by the rankings, the Fund's Advisor waived its fee and reimbursed a portion of the Fund's expenses, which increased the stated return of the Fund.

Last year's performance was a result of many factors. As a whole, the real estate industry continued to recover from the overbuilding of the late eighties and early nineties. As oversupplies dwindled, rents began to rise which led to increased earnings for most REITs. Inflation continued to remain moderate and interest rates remained stable with only a small increase occurring late in the time period. This environment led Wall Street to be receptive to REIT's need for capital and fueled their continued growth. The Fund was in a good position to take advantage of this environment as it was generally liquid due to increasing asset size. This liquidity allowed the Fund to invest as opportunities presented themselves. The Fund's modest size also allowed it to buy or sell significant positions in various REITs without impacting the underlying securities price. Finally, we believe that the management's approach of investing in a diversified portfolio of real estate oriented securities that meet our requirements for quality, value and opportunity rewarded us well throughout the period. To provide you some further understanding on your Fund's investments and philosophy, a review of our five largest holdings as of March 31, 1997 follows:

Vinland Property Trust (NASDAQ, Symbol: VIPTS, Yield: 0.0%): This overlooked apartment REIT specializes in older apartments in the Florida market place. These type of properties sell at much lower prices than their more luxurious brethren and can be quit profitable. GrandView has owned this REIT from the beginning and it has rewarded shareholders well. The priced has doubled since July 1995. This REIT currently isn't required to pay out cash flow due to previous losses and hence is retaining capital to grow the asset base. Management also owns a large stake in the REIT and has many reasons to continue to grow shareholder value.

MGI Properties (NYSE, Symbol: MGI, Yield: 5.1%): This is an old line establish REIT with a diversified portfolio centered around office and industrial properties in the northeast. The REIT's balance sheet is a model for other REITs in that it is only modestly leveraged, not overly cluttered with complicated business arrangements such joint ventures, minority interests and preferred stock. Along with a conservative dividend policy, MGI is in a strong position to continue to grow.

Angeles Participating Mortgage (ASE, Symbol APT, Yield: 0.0%): This is a GrandView favorite as it was an original purchase in July of 1995 at $0.50 and closed on March 31, 1997 at $2.875. This former REIT shell is now controlled by one of the most successful REIT management teams of the last few years, Starwood Capital and Barry Sternlicht. The company has been partially recapitalized by the new management team to pursue mezzanine lending opportunities in the real estate world. This type of lending carries a higher level of risk but if done properly, can be quite profitable. With APT's previous tax losses, this REIT will be able to shield much of these profits from dividend requirements and grow the asset base. Finally, management owns most of the stock of the company and hence has the most to gain in increasing shareholder value.

Royale Investments (NASDAQ, Symbol: RLIN, Yield: 10.0%): Royale is another generally overlooked REIT that owns several stand alone grocery stores throughout the upper midwest. Being modest in size and appropriately leveraged, it will be difficult for Royale to sustain large scale asset growth. However, Royal does offer an attractive yield of 10% with only moderate risk. In addition, this REIT could also be a possible player in the merger and acquisition world of REITs.

Burnham Pacific (NYSE, Symbol BPP, Yield: 7.8%): This California based retail REIT was one of the first REITs to cut its dividend in the nineties. Facing increasing cash flow needs and wanting to grow, a new management team came in and cut the dividend and refocused the REIT on West Coast Retail. At the time, the stock took a nose dive, but it was a correct decision. Now with a secure and relatively conservative dividend policy, the company is on a growth cycle. In addition, with the bulk of the company's assets in California, it is a good way for GrandView to participate in the improving California economy.

Finally, since the last 12 months have been so good for the security class and your investment in particular, we are asked what the future holds and what should an investor expect going forward. This reminds us of the "What have you done for us lately?" question. First, it is impossible to predict the future but we can make some general observations. With minor exception, the real estate recovery is continuing. Supply and demand pressures are still on the demand side, which should be bullish for rents and REIT earnings. Next, the overall economy of the country continues to display growth with low to moderate inflation. These have historically been characteristics that are kind to commercial real estate. Third, many large private holders of real estate such as pension funds and other institutional investors want to securitize their real estate holdings. This should mean that the REIT industry should continue to grow in size. With this expected growth, we think an area of exceptional opportunity continues to be the overlooked, out of favor and lesser researched REITs. Negatives include further interest rate increases by the Federal Reserve and historically high market valuations for individual REITs. Factoring all this together, it is our opinion, that if interest rates remain moderate, the overall REIT market should return investors low to mid teen type annual total returns over a prolonged investment period. It is the goal of the GrandView Realty Growth Fund to provide investors superior returns to the general REIT market.

As always, we thank you for your support and look forward to the future. Should you have any questions or desire additional information, please feel free to contact the Fund Administrator at 1-800-525-3863, or the offices of GrandView Advisers at 1-800-578-4301.

Winsor H. Aylesworth
President
GrandView Advisers, Inc.

                          GrandView Realty Growth Fund
                    Performance Update - $10,000 Investment
        For the period from July 3, 1995 (commencement of operations) to
                                 March 31, 1997

                   GrandView Realty    S&P 500        Dow Jones       GrandView
                   Growth Fund         Index          Utility Index   REIT Index

   03-Jul-95       9,550.00            10,000.00      10,000.00       10,000.00

   30-Sep-95       9,383.00            10,748.00      10,722.00       10,463.00

   31-Dec-95       9,513.00            11,395.00      11,451.00       10,935.00

   31-Mar-96      10,095.00            12,007.00      10,963.00       11,147.00

   30-Jun-96      10,825.00            12,545.00      11,503.00       11,636.00

   30-Sep-96      11,957.00            12,933.00      11,491.00       12,343.00

   31-Dec-96      13,358.00            14,011.00      12,488.00       14,481.00

   31-Mar-97      14,649.00            14,387.00      11,890.00       14,447.00

This graph depicts the performance of the GrandView Realty Growth Fund versus the S&P 500 Index, Dow Jones Utility Index, and GrandView REIT Index. It is important to note that the GrandView Realty Growth Fund is a professionally managed mutual fund while the indexes are not available for investme


Annualized Total Return

---------------------------------------------------------------------------

                              Since Inception             One Year

---------------------------------------------------------------------------

      No Sales Load                27.78%                  45.12%

---------------------------------------------------------------------------

 Maximum 4.5% Sales Load           24.45%                  38.59%

---------------------------------------------------------------------------

The graph assumes an initial $10,000 investment at July 3, 1995 ($9,550 after maximum sales load of 4.5%). All dividends and distributions are reinvested.

At March 31, 1997, the GrandView  Realty Growth Fund would have grown to $14,649
- total investment return of 46.49% since July 3, 1995. Without the deduction of the 4.5% maximum sales load, the GrandView Realty Growth Fund would have grown to $15,339 - total investment return of 53.39% since July 3, 1995.

At March 31, 1997, a similar investment in the S&P 500 Index would have grown to $14,387 - total investment return of 43.87%; the Dow Jones Utility Index would have grown to $11,890 - total investment return of 18.90%; the GrandView REIT Index would have grown to $ 14,447 - total investment return of 44.47% since July 3, 1995.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                          GRANDVIEW REALTY GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

------------------------------------------------------------------------------------------------
                                                                                        Value
                                                               Shares                 (note 1)
------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.08%

   Real Estate Investment Trusts
   (a)American Industrial Property REIT                           12,000                 $31,500
      American Real Estate Investment Corporation                    300                   3,000
   (a)Angeles Participating Mortgage Trust                        20,400                  58,650
      Asset Investors Corporation                                  5,000                  16,250
      Avalon Properties, Inc.                                        700                  19,250
   (a)BRT Realty Trust                                             5,600                  38,500
      Bay Apartment Communities, Inc.                                500                  17,938
      Bedford Property Investors, Inc.                             1,500                  29,625
      Bradley Real Estate, Inc.                                    2,400                  45,900
      Brandywine Realty Trust                                        800                  16,200
      Burnham Pacific Properties, Inc.                             3,800                  48,450
   (a)California Real Estate Investment Trust                      5,300                  26,500
      Crescent Real Estate Equities Company                          600                  16,050
      Dames & Moore, Inc.                                          1,200                  15,600
   (a)EQK Realty Investors 1                                       5,000                   7,500
      Eastgroup Properties                                         1,100                  30,388
      Evans Withycombe Residential, Inc.                             800                  16,500
      FAC Realty Inc.                                              6,000                  34,500
      First Union Real Estate Investments                          1,400                  18,725
      Gables Residential Trust                                     1,400                  35,700
      Health and Retirement Property Trust                         1,250                  22,500
      Horizon Group, Inc.                                            100                   1,295
      Humphrey Hospitality Trust, Inc.                             4,200                  42,525
      JDN Realty Corporation                                       1,100                  29,837
      JP Realty, Inc.                                                600                  15,900
   (a)Liberte Investors, Inc.                                     10,500                  42,000
      MGI Properties, Inc.                                         3,000                  63,750
      Merry Land & Investment Company, Inc.                          400                   8,200
      National Income Realty Trust                                 1,200                  18,300
      Oasis Residential, Inc.                                        500                  11,150
      Pacific Gulf Properties, Inc.                                  600                  13,050
      Patriot American Hospitality, Inc.                           1,100                  26,675
      Post Properties, Inc.                                          400                  15,250
   (a)Resort Income Investors, Inc.                               60,000                  16,200
      Royale Investments, Inc.                                    11,600                  58,000
      Sizeler Property Investors, Inc.                             1,500                  15,562
      Spieker Properties, Inc.                                       900                  35,100
      Starwood Lodging Trust                                         300                  11,700
      Summit Properties, Inc.                                      1,000                  20,250
      TIS Mortgage Investment Company                             26,600                  29,925
      USP Real Estate Investment Trust                             3,000                  13,500
   (a)Vinland Property Trust                                       7,000                  73,500
      Vornado Realty Trust                                           200                  13,350
                                                                     ---                  ------

      Total Common Stocks (Cost $1,033,639)                                            1,124,245
                                                                                       ---------

                                                                                      (Continued)

                          GRANDVIEW REALTY GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

------------------------------------------------------------------------------------------------
                                                              Principal                 Value
                                                               Amount                 (note 1)
------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (b) - 9.68%
      Wachovia Bank                                             $112,089               $112,089
      6.50%, due April 1, 1997
      (Cost $112,089)


Total Value of Investments (Cost $1,145,728 (c))                           106.76%$    1,236,334
Liabilities In Excess of Other Assets                                       (6.76)%      (78,311)
                                                                            -----     ----------
   Net Assets                                                              100.00%    $1,158,023
                                                                           ======     ==========




(a)  Non-income producing investment.

(b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company.

(c)  Aggregate  cost for financial  reporting and federal income tax purposes is
     the  same.  Unrealized  appreciation   (depreciation)  of  investments  for
     financial reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                           $104,160
      Unrealized depreciation                                            (13,554)
                                                                        --------
               Net unrealized appreciation                                90,606
                                                                        ========




See accompanying notes to financial statements

                          GRANDVIEW REALTY GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $1,145,728)                            $1,236,334
   Cash                                                                   13,195
   Income receivable                                                       5,900
   Prepaid expenses                                                        1,773
   Deferred organization expenses, net (note 4)                           17,695
   Other assets                                                               50
                                                                      ----------
      Total assets                                                     1,274,947
                                                                      ----------
LIABILITIES
   Accrued expenses                                                        5,170
   Payable for investment purchases                                      109,620
   Due to investment advisor                                               2,134
                                                                      ----------
      Total liabilities                                                  116,924
                                                                      ----------
NET ASSETS
   (applicable to 91,277 shares outstanding; unlimited
   shares of no par value beneficial interest authorized)             $1,158,023
                                                                      ==========
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($1,158,023 \ 91,277 shares)                                           $12.69
                                                                      ==========
MAXIMUM OFFERING PRICE PER SHARE
   (100 \ 95.5 of $12.69)                                                 $13.29
                                                                      ==========
NET ASSETS CONSIST OF
   Paid-in capital                                                    $1,067,417
   Net unrealized appreciation on investments                             90,606
                                                                      ----------
                                                                      $1,158,023
                                                                      ==========

See accompanying notes to financial statements

                          GRANDVIEW REALTY GROWTH FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Dividends                                                         $24,688
      Interest                                                            3,023
                                                                       --------
         Total income                                                    27,711
                                                                       --------
   Expenses
      Investment advisory fees (note 2)                                   5,537
      Fund administration fees (note 2)                                   1,661
      Distribution fees (note 3)                                          1,384
      Custody fees                                                        6,150
      Registration and filing administration fees (note 2)                1,694
      Fund accounting fees (note 2)                                       9,300
      Audit fees                                                          5,480
      Legal fees                                                          2,532
      Securities pricing fees                                             2,633
      Shareholder recordkeeping fees                                        242
      Shareholder servicing expenses                                      2,230
      Registration and filing expenses                                    5,020
      Printing expenses                                                     256
      Amortization of deferred organization expenses (note 4)             5,442
      Trustee fees and meeting expenses                                     175
      Other operating expenses                                            3,358
                                                                       --------
         Total expenses                                                  53,094
                                                                       --------
         Less:
            Expense reimbursements (note 2)                             (35,736)
            Investment advisory fees waived (note 2)                     (5,537)
            Distribution fees waived (note 3)                            (1,384)
                                                                       --------
         Net expenses                                                    10,437
                                                                       --------
            Net investment income                                        17,274
                                                                       --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                       125,083
   Increase in unrealized appreciation on investments                    86,406
                                                                       --------
      Net realized and unrealized gain on investments                   211,489
                                                                       --------
         Net increase in net assets resulting from operations          $228,763
                                                                       ========



See accompanying notes to financial statements

                                      GRANDVIEW REALTY GROWTH FUND

                                  STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------
                                                                                          For the
                                                                                        period from
                                                                                        July 3, 1995
                                                                                       (commencement
                                                                       Year ended     of operations) to
                                                                        March 31,        March 31,
                                                                          1997              1996
------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

  Operations
     Net investment income                                                  $17,274            $2,414
     Net realized gain from investment transactions                         125,083             3,462
     Increase in unrealized appreciation on investments                      86,406             4,200
                                                                             ------             -----
        Net increase in net assets resulting from operations                228,763            10,076
                                                                            -------            ------
  Distributions to shareholders from
     Net investment income                                                  (17,274)           (2,414)
     Net realized gain from investment transactions                        (125,083)           (3,462)
     Tax return of capital                                                     (948)             (851)
                                                                               ----              ----
        Decrease in net assets resulting from distributions                (143,305)           (6,727)
                                                                           --------            ------

  Capital share transactions
     Increase in net assets resulting from capital share transactions       890,543           178,673
                                                                            -------           -------

           Total increase in net assets                                     976,001           182,022

NET ASSETS

  Beginning of period                                                       182,022                 0
                                                                            -------           -------

  End of period                                                          $1,158,023          $182,022
                                                                          =========          ========



(a) A summary of capital share activity follows:

                                   ------------------------------------------------------------------
                                                                     For the period from July 3, 1995
                                      Year ended                       (commencement of operations)
                                    March 31, 1997                           to March 31, 1996
                                   ------------------------------------------------------------------
                                           Shares          Value            Shares             Value
                                         ---------      ----------        ---------          --------
Shares sold                                120,300      $1,552,510           18,289          $181,279
Shares issued for reinvestment
  of distributions                           9,716         123,136              526             5,247
                                             -----         -------              ---             -----
                                           130,016       1,675,646           18,815           186,526

Shares redeemed                            (56,779)       (785,103)            (775)           (7,853)
                                           -------        --------             ----            ------
  Net increase                              73,237        $890,543           18,040          $178,673
                                            ======        ========           ======          ========


See accompanying notes to financial statements


                                   GRANDVIEW REALTY GROWTH FUND

                                       FINANCIAL HIGHLIGHTS

                          (For a Share Outstanding Throughout the Period)

---------------------------------------------------------------------------------------------------
                                                                                           For the
                                                                                       period from
                                                                                      July 3, 1995
                                                                                     (commencement
                                                                    Year ended       of operations)
                                                                      March 31,        to March 31,
                                                                          1997                1996
---------------------------------------------------------------------------------------------------


Net asset value, beginning of period                                    $10.09              $10.00

   Income from investment operations
      Net investment income                                               0.33                0.20
      Net realized and unrealized gain on investments                     4.14                0.36
                                                                          ----                ----
         Total from investment operations                                 4.47                0.56
                                                                          ----                ----
   Distributions to shareholders from
      Net investment income                                              (0.33)              (0.20)
      Net realized gain from investment transactions                     (1.53)              (0.22)
      Tax return of capital                                              (0.01)              (0.05)
                                                                         -----               -----
         Total distributions                                             (1.87)              (0.47)
                                                                         -----               -----

Net asset value, end of period                                          $12.69              $10.09
                                                                        ======              ======


Total return                                                             45.12 %              5.70 % (a)
                                                                         =====                ====


Ratios/supplemental data

   Net assets, end of period                                        $1,158,023            $182,022
                                                                    ==========            ========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees                       9.59 %             31.34 % (b)
      After expense reimbursements and waived fees                        1.89 %              2.00 % (b)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees                      (4.58)%            (25.55)% (b)
      After expense reimbursements and waived fees                        3.12 %              3.62 % (b)


   Portfolio turnover rate                                              197.90 %             44.44 %

   Average broker commission per share                                   $0.04

(a) Total return does not reflect payment of a sales charge.

(b) Annualized.

See accompanying notes to financial statements

                          GRANDVIEW REALTY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The GrandView Realty Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of the GrandView Investment Trust (the "Trust"). The Trust, an open-ended investment company, was organized on February 6, 1995 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short- term investments are valued at cost which approximates value.

B Federal Income Taxes - At March 31, 1997, the Fund was considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     The character of distributions made during the year from net investment income or net realized gains from investment transactions may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains are recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

     The Fund records distributions received from its investments in real estate investment trusts that represent a tax return of capital as a reduction of the cost basis of investments.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the


                                                                     (Continued)

                          GRANDVIEW REALTY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



     assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities loaned. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, GrandView Advisers, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 2.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $5,537 ($0.13 per share) and has voluntarily reimbursed $35,736 of the Fund's operating expenses for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.30% of the Fund's first $25 million of average daily net assets, 0.275% of the next $25 million of average daily net assets, and 0.225% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $800 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                          GRANDVIEW REALTY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 1997, the Distributor retained no sales charges.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

At March 31, 1997, the Advisor, its officers, and Trustees of the Fund held 9,986 shares or 10.94% of the Fund shares outstanding.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $1,847,665 and $1,050,985, respectively, for the year ended March 31, 1997.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gain to its shareholders. Of the total $1.53 per share of such distributions for the year ended March 31, 1997, $.11 per share represents long-term capital gains and $1.42 per share represents short-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Independent Auditors' Report



To the Board of Trustees and Shareholders
GrandView Investment Trust:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the GrandView Realty Growth Fund (the "Fund"), a series of the GrandView Investment Trust, as of March 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from July 3, 1995 (commencement of operations) to March 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to e xpress an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examinin g, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and sign ificant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GrandView Realty Growth Fund as of March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from July 3, 1995 (commencement of operations) to March 31, 1996 in conformity with generally accepted accounting principles.






Richmond, Virginia
April 25, 1997

                                     PART C

                           GRANDVIEW INVESTMENT TRUST

                                    FORM N1-A

                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

          (a) Financial Statements: Financial Highlights included in Part A for each series of the Registrant for the latest fiscal year.

          (b) Exhibits: Annual Report included in Part B for each series of the Registrant for the latest fiscal year.

(1)       (a)  Declaration  of Trust -  Incorporated  by  reference;  filed
               2/22/95

          (b) Amendment to Declaration of Trust - Incorporated by reference; filed 1/9/96

(2)  By-Laws - Incorporated by reference; filed 2/22/95

(3)  Not Applicable

(4)  Not Applicable

(5)  Investment Advisory Agreements - Incorporated by reference; filed 5/31/95

(6)  Distribution Agreement - Incorporated by reference; filed 5/31/95

(7)  Not Applicable

(8)  Custodian Agreement - Enclosed Exhibit 8

(9)  (a)  Fund   Accounting,   Dividend   Disbursing   &   Transfer   Agent  and
          Administration Agreement - Incorporated by reference; filed 5/31/95

     (b) Amendment to Administration Agreement - Incorporated by reference; filed 5/31/95

     (c)  Amendment to Administration Agreement - Enclosed Exhibit 9

(10) (a) Opinion and consent of Counsel, Bingham, Dana & Gould, -- Incorporated by reference; filed 5/31/95

     (b)  Opinion  and  consent  of  Counsel,   Poyner  and  Spruill,   LLP,  --
          Incorporated by reference; filed 5/30/96 and 5/29/97 with 24f-2 notices

(11) Consent of Independent Auditors, KPMG Peat Marwick LLP, -- Enclosed Exhibit 11

(12) Not Applicable

(13) Initial Share Purchase Agreement - Incorporated by reference; filed 5/31/95

(14) Not Applicable

(15) Distribution Plan - Incorporated by reference; filed 5/31/95

(16) Computation of Performance - Enclosed Exhibit 16

(24) Copies of Powers of Attorney - Enclosed Exhibit 24

ITEM 25. Persons Controlled by or Under Common Control with Registrant

     No person is controlled by or under common control with the Registrant.

ITEM 26. Number of Record Holders of Securities

     As of July 21, 1997, the number of record holders of each class of securities of Registrant was as follows:

                                                              Number of
                  Title of Class                              Record Holders

                  GrandView REIT Index Fund .....................    72
                  GrandView Realty Growth Fund...................   152


ITEM 27. Indemnification

     Reference is hereby made to Article V of the Registrant's Declaration of Trust, filed as Exhibit 1 herein.

     The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28. Business and other Connections of Investment Advisor

     Winsor H. Aylesworth is the President, Treasurer and Director of GrandView Advisers, Inc. During the period from 1990 to 1993 Mr. Aylesworth served as the Executive Vice President in the Loan Review Department of the Bank of Boston Connecticut. From 1991 to the present Mr. Aylesworth has served as President and Director of WHA Enterprises, Inc. ("WHA"). The principal business address of WHA is 127 Grandview Drive, Glastonbury, Connecticut 06033. At WHA Mr. Aylesworth is responsible for publishing a financial newsletter on the REIT industry. Lucille C. Carlson is a Director of GrandView Advisers, Inc. During the period from 1991 to April, 1995 Ms. Carlson served as Assistant Vice President in the Loan Review Department at the Bank of Boston Connecticut. From 1993 to the present, Ms. Carlson has acted as Director of Research at WHA. David F. Wolf is a Director of GrandView Advisers, Inc. During the period from 1992 to May, 1995 Mr. Wolf was employed as a financial planning consultant for John Hancock Financial Services, Inc. From 1993 to the present, Mr. Wolf has served as Director of Marketing for WHA. Maryanne S. Aylesworth is the Secretary of GrandView Advisers, Inc. During the period from 1993 to 1994 Ms. Aylesworth served as a substitute teacher in the Glastonbury, Connecticut School District. From 1991 to the present Ms. Aylesworth has served as Secretary of WHA, and from 1994 to the present, Ms. Aylesworth has served as a medical laboratory technician.

ITEM 29. Principal Underwriter

     (a) Capital Investment Group, Inc., the Registrant's distributor, is also the underwriter and distributor for The Chesapeake Growth Fund, The Chesapeake Fund, Capital Value Fund, ZSA Equity Fund, ZSA Asset
          Allocation  Fund,  ZSA  Social  Conscience  Fund,  The  Brown  Capital
          Management Equity Fund, The Brown Capital Management Balanced Fund, and The Brown Capital Management Small Company Fund.

     (b)                              Position(s) and          Position(s) and
Name and Principal                    Offices with             Offices with
Business Address                      Underwriter              Registrant

Richard K. Bryant                     President                 No position with
17 Glenwood Avenue                                              the Registrant or its
Raleigh, North Carolina                                         Series

Elmer O. Edgerton, Jr                 Vice President            No position with
17 Glenwood Avenue                                              the Registrant or its
Raleigh, North Carolina                                         Series

     (c) Not applicable.

ITEM 30. Location of Accounts and Records

     All account books and records not normally held by First Union National Bank of North Carolina, the Custodian to the Registrant, are held by the Registrant, in the offices of The Nottingham Company, Fund Accountant and Administrator, North Carolina Shareholder Services, Transfer Agent to the Registrant, or by GrandView Advisers, Inc., the Advisor to the Registrant.

     The address of The Nottingham Company is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 17802-0069. The address of NC Shareholder Services is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of GrandView Advisers, Inc. is 127 Grandview Drive, Glastonbury, Connecticut 06033. The address of First Union National Bank of North Carolina is Two First Union Center, Charlotte, North Carolina 28288-1151.

ITEM 31. Management Services

     The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Registrant and The Nottingham Company are discussed in Part B hereof.

ITEM 32. Undertakings

     The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the Trust's Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares, and in connection therewith to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communication.

     The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                     NOTICE

A copy of the Declaration of Trust for GrandView Investment Trust (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 25th day of July, 1997.

GRANDVIEW INVESTMENT TRUST

By:      /s/ C. Frank Watson, III
         C. Frank Watson, III
         Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on July 25, 1997.



*
Winsor H. Aylesworth, President and Trustee (Principal Executive Officer)


*
Arthur Collins, Trustee


*
Richard W. Jagolta, Trustee


*
Raymond H. Weaving, Trustee


*
J. Hope Reese, Treasurer (Principal Financial Officer and Principal Accounting
                          Officer)


* By:    /s/ C. Frank Watson, III
         C. Frank Watson, III
         Attorney-in-Fact                            Dated:  July 25, 1997

                           GRANDVIEW INVESTMENT TRUST
                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION

  EXHIBIT 8                Custody Agreement
  EXHIBIT 9                Amended Administration Agreement
  EXHIBIT 11               Consent of Auditors
  EXHIBIT 16               Computation of Performance
  EXHIBIT 24               Powers of Attorney
  EXHIBIT 27               Financial Data Schedules